EXHIBIT 10.1

CONFIDENTIAL TREATMENT

EPIX Medical, Inc. has requested that the marked portions of this document be accorded confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

Final Version

THROMBUS DEVELOPMENT AGREEMENT

between

EPIX MEDICAL, INC.

and

SCHERING AKTIENGESELLSCHAFT

TABLE OF CONTENTS

ARTICLE 1:	DEFINITIONS

ARTICLE 2:	THE PROOF OF CONCEPT DEVELOPMENT PROGRAM
2.1.	General
2.2.	Conduct of the Proof of Concept Development Program
2.3.	Proof of Concept Plan
2.4.	Development Information
2.5.	Availability to Employees

ARTICLE 3:	PROOF OF CONCEPT DEVELOPMENT PROGRAM FUNDING
3.1.	Funding Commitment

ARTICLE 4:	LICENSE OPTION
4.1.	Schering’s Development Option

ARTICLE 5:	LICENSES
5.1.	License Grants
5.2.	Retained Rights
5.3.	Diligence
5.4.	Labeling and Packaging
5.5.	Reports and Forecasts

ARTICLE 6:	LICENSE PAYMENTS
6.1.	Schering License Terms
6.2.	EPIX License Terms

ARTICLE 7:	GENERAL PAYMENT TERMS
7.1.	Payment Dates and Reports
7.2.	Payments; Currency Conversion
7.3.	Records; Audit Rights; Disputes
7.4.	Withholding Taxes

ARTICLE 8:	INTELLECTUAL PROPERTY
8.1.	Inventorship
8.2.	Ownership
8.3.	Filing, Prosecution, Maintenance, Enforcement and Defense

ARTICLE 9:	CONFIDENTIALITY
9.1.	Nondisclosure Obligations
9.2.	Terms of this Agreement
9.3.	Publications
9.4.	Injunctive Relief

ARTICLE 10:	REPRESENTATIONS AND WARRANTIES
10.1.	Representations and Warranties
10.2.	Organization

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10.3.	Authorization
10.4.	No Inconsistent Obligation
10.5.	Warranty Disclaimer

ARTICLE 11:	INDEMNITY
11.1.	Claim
11.2.	Schering Indemnity Obligations
11.3.	EPIX Indemnity Obligations
11.4.	Procedure
11.5.	Limited Liability

ARTICLE 12:	EXPIRATION AND TERMINATION
12.1.	Term
12.2.	Termination without Cause
12.3.	Termination for Material Breach
12.4.	Termination for Failure of Schering to use Due Diligence
12.5.	Effects Termination on Sublicenses
12.6.	Termination Upon Insolvency
12.7.	Rights in Bankruptcy
12.8.	Accrued Rights; Surviving Obligations

ARTICLE 13:	MISCELLANEOUS
13.1.	Force Majeure
13.2.	Assignment
13.3.	Severability
13.4.	Notices
13.5.	Applicable Law
13.6.	Dispute Resolution
13.7.	Public Announcements
13.8.	Entire Agreement; Amendment
13.9.	Headings
13.10.	Agreement Not to Solicit Employees
13.11.	Exports
13.11.	Waiver
13.12.	Counterparts
13.13.	Independent Contractors; Negation of Partnership
13.14.	Ambiguities

Exhibit 1.12	Structure of EP-2104R
Exhibit 1.14	EPIX Patent Rights
Exhibit 1.42	Schering Patent Rights
Exhibit 2.1	Deliverables
Exhibit 3.1	EPIX Budget Plan EP-2104R

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THROMBUS DEVELOPMENT AGREEMENT

THIS THROMBUS DEVELOPMENT AGREEMENT dated as of May 26, 2003 (the “Agreement”) is made by and between EPIX Medical, Inc., a Delaware corporation having its principal place of business at 71 Rogers Street, Cambridge, Massachusetts 02142-1118 USA (“EPIX”), and Schering Aktiengesellschaft, a German corporation having its principal place of business at 13342, Berlin, Germany (“Schering”).

RECITALS

WHEREAS, EPIX has expertise in and owns, or otherwise Controls, certain technology for the development of enhancers for magnetic resonance imaging of thrombi;

WHEREAS, Schering has expertise in and owns, or otherwise Controls, certain technology for the development and commercialization of magnetic resonance imaging and desires to fund EPIX’s next stage efforts to develop the Thrombus Compound(s) and desires to obtain certain rights to an exclusive license to pursue late stage development of the Thrombus Compound(s) and to develop and sell Licensed Products worldwide in accordance with the terms and conditions of this Agreement; and

WHEREAS, EPIX is willing to perform such development work and grant to Schering such license rights upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the premises and of the covenants contained herein, the Parties hereto mutually agree as follows:

ARTICLE 1:  DEFINITIONS

For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below:

1.1                                 “Adverse Event” shall mean any untoward medical occurrence in a patient or subject who is administered a Licensed Product, whether or not considered related to the Licensed Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of such Licensed Product.

1.2                                 “Affiliate” shall mean any corporation or other entity that directly or indirectly controls, is controlled by or is under common control with a Party to this Agreement.  A corporation or other entity shall be regarded as in control of another corporation or entity if it owns or directly or indirectly controls more than fifty percent (50%) of the voting stock or other ownership interest of the other corporation or entity, or if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the corporation or other entity or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the corporation or other entity.

1.3                                 “Agreement Date” shall mean the date first appearing on the first page of this Agreement

1.4                                 “Buy-up Option” shall have the meaning as set forth in Section 6.1.4.

1.5                                 “Clinical Proof of Concept Study” shall mean a Phase I or Phase II clinical trial based on a clinical trial protocol to be reviewed by Schering with regard to safety and efficacy data to be gained, and designated by the Parties prior to its commencement as a “Clinical Proof of Concept Study.”

1.6                                 “Control” or “Controlled” means (a) with respect to Technology (other than Proprietary Materials) and/or Patent Rights, the possession by a Party of the ability to grant a license or sublicense of such Technology and/or Patent Rights as provided herein without violating the terms of any agreement or arrangement between such Party and any Third Party and without having to pay additional amounts to such Third Party in connection with such grant of rights and (b) with respect to Proprietary Materials, the possession by a Party of the ability to supply such Proprietary Materials to the other Party as provided herein without violating the terms of any agreement or arrangement between such Party and any Third Party and without having to pay additional amounts to such Third Party in connection with such supply.

1.7                                 “Cost” or “Costs” shall mean expenses incurred by the Parties, determined in a reasonable manner in accordance with GAAP in case of EPIX and IAS in case of Schering, and consistent with each Party’s accounting practice.  The Parties recognize that financial records of Schering are and shall continue to be maintained in accordance with IAS rather than GAAP.  Schering agrees to use reasonable commercial efforts to identify for EPIX material differences in the recognition of expenses under GAAP and IAS and, in cases where there are material differences, to use the GAAP method of recognition.  Schering shall not be required to produce financial reports in accordance with GAAP if Schering does not keep such reports in accordance with GAAP as part of its normal accounting and financial reporting practices.

1.8                                 “Cost of Goods Sold”  shall mean the cost for manufacturing the Licensed Product, using Schering’s standard accounting procedures computed in accordance with IAS applied on a consistent basis. Such cost shall include, but not be limited to, the fully burdened cost of all raw materials, auxiliaries and other ingredients, labor and overhead, depreciation, maintenance and repair, destroyed material, production variance, imputed interest on safety stocks and capacity cost for dedicated equipment, for the synthesis, formulation, filling, finishing, labeling, packaging, storing, testing and quality control, and assurance activities, and shall also include reasonable expenses for services and transportation charges and any royalties paid to Third Parties in connection with the manufacturing process or materials used. “Cost of Goods” shall not include general and administrative expenses, sales and marketing costs or costs associated with meeting the chemistry manufacturing and control requirements of the FDA or other regulatory authorities.

1.9                                 “Development Costs” shall mean all internal (direct and indirect) and Third Party Costs incurred  by Schering in connection with the development of Schering Licensed Product following the Exercise Date.  Such expenses include, but are not limited to (i) direct labor (salaries, wages, incentive program Costs, awards and employee benefits but excluding any employee benefits associated with equity incentive plans); (ii) materials and supplies; (iii) allocated Costs for building space directly dedicated to the  development of Schering Licensed Product (including rent, depreciation, amortization and maintenance) but excluding expenses relating to unused capacity, development of other products, and amortization of property, plant and equipment not directly related to the development of Schering Licensed Product; (iv) Third Party contracts and consulting expenses incurred for services in connection with the development of Schering Licensed Product; (v) allocated Costs for information technology directly dedicated to the development of Schering Licensed Product; (vi) fees, expenses and disbursements of outside counsel, and payments to Third Parties and internal costs incurred in connection with the preparation, filing, prosecution and maintenance of Schering Licensed Patent Rights including the costs of patent interference and opposition proceedings (“Patent Costs”), and (vii) travel and entertainment, telephone, recruiting, training (both internal and external), product liability insurance (including, without limitation, clinical trial insurance), software, personal computer equipment and support Costs and freight and delivery expenses. Such Costs shall not include General and Administrative Expenses or expenses incurred from departments that are not directly engaged in the development of Schering Licensed Product including, but not limited to, finance and procurement, corporate administration, human resources, business development and licensing, sales and marketing except for Costs of investor relations.

Development activities for which Development Costs are incurred include, but are not limited to, pre-clinical and clinical work and all Costs of the product in development related to regulatory filings in the Territory.

1.10                           “Development Option” shall have the meaning set forth in Section 4.1 hereof.

1.11                           “Effective Date” shall mean March 1, 2003.

1.12                           “EP-2104R” shall mean EPIX’s proprietary MRI enhancing agent having the chemical structure illustrated on Exhibit 1.12 attached hereto.

1.13                           “EPIX Licensed Product” shall have the meaning set forth in Section 4.1.2 hereof.

1.14                           “EPIX Patent Rights” shall mean all Patent Rights claiming EPIX Technology, including without limitation the Patent Rights listed on Exhibit 1.14 attached hereto.

1.15                           “EPIX Royalty Term” shall mean the period commencing on the date of the First Commercial Sale by EPIX, its Affiliates, or its Sublicensees, of an EPIX Licensed Product and continuing until the date upon which the total royalties paid to Schering on Net Sales made anywhere in the Territory, pursuant to Sections 6.2.1 and 6.2.2 equals [*****] of the Schering Payment paid by Schering to EPIX during the Proof of Concept Period.

1.16                           “EPIX Technology” shall mean all Technology necessary or useful in the Field that is (a) Controlled by EPIX immediately prior to the Effective Date, or (b) developed or conceived by EPIX on or after the Effective Date. .

1.17                           “Exercise Date” shall have the meaning set forth in Section 4.1.1 hereof.

1.18                           “FDA” shall mean the United States Food and Drug Administration and any successor agency thereto.

1.19                           “Field” shall mean thrombus imaging in animals or humans using magnetic resonance.

1.20                           “First Commercial Sale” shall mean the date of the first sale of a Licensed Product in the ordinary course of business in any country by either Party, after all required marketing, pricing and reimbursement approvals of the competent health authority of such country have been obtained by the selling Party.

1.21                           “GAAP” shall mean United States Generally Accepted Accounting Principles.

1.22                           “General and Administrative Expenses” shall mean all direct and indirect Costs incurred by Schering or EPIX in connection with departmental units that are not directly engaged in the Proof of Concept Development Program of the Thrombus Compound(s).  General and Administrative Expenses shall include, but not be limited to, charges falling within the following, groups: finance, procurement, order entry, corporate administration, legal (both external and internal expenses), human resources, business development and licensing and investor relations.  General and Administrative Expenses shall exclude the following groups of charges: clinical trial insurance Costs, facilities and information technology.

1.23                           “IAS” shall mean the International Accounting Standards.

1.24                           “IND” shall mean an investigational new drug application filed with the FDA and necessary for beginning clinical trials in humans, or any comparable application filed with the regulatory authorities of a country other than the United States prior to beginning clinical trials in humans in such country, with respect to Licensed Products.

1.25                           “Joint Patent Rights” shall mean all Patent Rights that claim Joint Technology.

1.26                           “Joint Technology” shall mean all Technology or tangible chemical, biological or physical material invented by employees or agents of either Schering, EPIX or both in connection with the Proof of Concept Development Program.

1.27                           “Licensed Product” shall mean an EPIX Licensed Product and/or a Schering Licensed Product as the context indicates.

1.28                           “License Term” shall mean, with respect to each Schering Licensed Product sold by Schering, its Affiliates, or its Sublicensees, the period commencing with the First Commercial

Sale of such Schering Licensed Product and continuing on a country-by-country, and product-by-product basis until the later of (a) the expiration or termination of the last Valid Claim covering the Schering Licensed Product, or (b) twelve (12) years from the date of First Commercial Sale in such country.

1.29                           “MAA” shall mean a marketing approval application filed with the appropriate regulatory authority in a country other that the United States, after completion of human clinical trials to obtain marketing approval for a Licensed Product in such country.

1.30                           “MRI” shall mean magnetic resonance imaging.

1.31                           “NDA” shall mean a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

1.32                           “Net Sales” shall mean  the amount invoiced by the selling Party, its Affiliates or Sublicensees for sales of a Licensed Product to unaffiliated Third Parties less the following deductions applicable to the Licensed Product for:

(ii)                                  transportation charges and insurance charges paid by the selling Party;

(iii)                               sales and excise taxes or customs duties paid by the selling Party or any other governmental charges imposed upon the sale of the Licensed Product and paid by the selling Party exclusive of taxes on the income of the selling Party;

(iv)                              fees paid to distributors, consignees or agents in connection with the sale of the Licensed Product;

(v)                                 rebates and premiums granted in connection with the sale of a Licensed Product;

(vi)                              credits to customers on account of governmental requirements, price differences, rejection, outdating, returns or recalls of the Licensed Product;

(vii)                           quantity discounts, cash discounts or chargebacks granted in connection with the sale of the Licensed Product;

(viii)                        provisions for price reductions and;

(ix)                                a selling Party’s standard allowance for bad debts as demonstrated to the other Party’s reasonable satisfaction, and in no case in excess of [*****]

For the purpose of calculating Net Sales, the Parties recognize that (a) the selling Party’s customers may include persons in the chain of commerce who enter into agreements with the selling Party as to price even though title to the Licensed Product does not pass directly from the selling Party to such customers and even though payment for such Licensed Product is not made by such customers directly to the selling Party and (b) in such cases, chargebacks paid by the selling Party to or through a Third Party (such as a wholesaler) can be deducted by the selling Party from gross revenue in order to calculate Net Sales. Any deductions above, which involve a payment by the selling Party, shall be taken as a deduction against aggregate sales for the period in which the payment or deduction is made.

In the event a Licensed Product is sold in the form of a combination product containing one or more active ingredients in addition to a Licensed Product, Net Sales for such combination product will be adjusted by multiplying actual Net Sales of such combination product by the fraction A / (A+B) where A is the invoice price of the Licensed Product, if sold separately, and B is the invoice price of any other active ingredient or ingredients in the combination, if sold separately.  If, on a country-by-country basis, the other active ingredient or ingredients in the combination are not sold separately in that country, Net Sales shall be calculated by multiplying actual Net Sales of such combination product by the fraction A / C where A is the invoice price of the Licensed Product if sold separately, and C is the invoice price of the combination product.  If, on a country by country basis, neither the Licensed Product nor the other active component or components of the combination product is sold separately in said country, Net Sales shall be determined between the Parties in good faith.

1.33                           “Part or Parts of the Agreement” means either all terms relating to the Proof of Concept Development Program or all terms relating to a license granted or optioned under this Agreement, depending on which terms are involved.

1.34                           “Party” shall mean EPIX or Schering.

1.35                           “Patent Rights” shall mean all rights and interests in and to issued patents and pending patent applications, which for purposes of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention and priority rights, in any country, including all provisional applications, substitutions, continuations, continuations-in-part, divisionals, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof.

1.36                           “Proof of Concept Development Program” shall mean the early development program up to the completion of the Clinical Proof of Concept Study described generally in the Proof of Concept Plan.

1.37                           “Proof of Concept Period” shall mean the period of time commencing on the start of a Proof of Concept Development Program for a Thrombus Compound, and ending upon delivery to Schering by EPIX of the Final Report for such Program pursuant to Section 4.1.1 hereof. The Proof of Concept Period for EP-2104R shall commence on the Effective Date.

1.38                           “Proof of Concept Plan” shall have the meaning set forth in Section 2.3 hereof.

1.39                           “Proprietary Materials” means any tangible chemical, biological or physical research materials that are furnished by or on behalf of one Party to the other Party in connection with this Agreement, regardless of whether such materials are specifically designated as proprietary by the transferring Party.

1.40                           “Schering Licensed Product” shall have the meaning set forth in Section 5.1.2 hereof.

1.41                           “Schering Option Product” shall have the meaning set forth in Section 4.1.

1.42                           “Schering Patent Rights” shall mean all Patent Rights claiming Schering Technology, including without limitation the Patent Rights listed on Exhibit 1.42 attached hereto.

1.43                           “Schering Payment” shall have the meaning set forth in Section 3.1 hereof.

1.44                           “Schering Technology” shall mean all Technology necessary or useful in the Field that is (a) Controlled by Schering immediately prior to the Effective Date, or (b) developed or conceived by Schering on or after the Effective Date.

1.45                           “Sublicense Income” means all payments received by EPIX from a sublicensee in connection with the grant of a sublicense under a development and a commercial license of right under Section 12.4, including without limitation, royalties, up-fronts, technology access fees, milestones and fifty percent (50%) of the premium over fair market value paid to EPIX  in connection with  the issuance of securities of EPIX where fair market value is based on the number of securities issued multiplied by the average closing price of the stock as quoted on NASDAQ, such average based on a twenty (20) business day period, but excluding (a) payments made to support or fund research and development activities and (c) payments made for other rights or tangible property to the extent not in excess of the fair market value of such other rights or tangible property.

1.46                           “Sublicensee” shall mean any Third Party to whom either Schering or EPIX sublicenses all or some of the license rights grant to it hereunder pursuant to the terms of Section 6.1.3 hereof.

1.47                           “Technology” shall mean and include all present and future inventions, trade secrets, copyrights, know-how, data, regulatory submissions and other intellectual property rights of any kind Controlled by a Party, including Proprietary Materials.

1.48                           “Term” shall have the meaning set forth in Section 12.1 hereof.

1.49                           “Territory” shall mean worldwide.

1.50                           “Third Party” shall mean any entity other than EPIX or Schering or their respective Affiliates.

1.51                           “Thrombus Compound(s)” shall have the meaning set forth in Section 2.1 hereof.

1.52                           “Valid Claim” shall mean a claim of an issued patent or a pending patent application within the Patent Rights that has not expired or been cancelled, revoked or held invalid by a final decision of a court or other authority having valid jurisdiction, from which no further appeal can be taken or from which the time for appeal has expired.

ARTICLE 2:  THE PROOF OF CONCEPT DEVELOPMENT PROGRAM

2.1.                              General.  EPIX and Schering wish to establish a collaborative alliance to develop specific compound candidates in the Field (the “Thrombus Compound(s)”).  The collaboration will consist of a Proof of Concept Development Program for the Thrombus Compound(s) the completion of which will trigger certain options for both Parties regarding further development and the commercialization of such Thrombus Compound(s).   The initial Proof of Concept Development Program shall be established for the Thrombus Compound EP-2104R. Further Thrombus Compound(s) shall only be developed upon agreement by the Parties. The collaboration will consist of the provision of data by EPIX to Schering, which allow the assessment of the clinical and commercial utility of the Thrombus Compound by Schering. For this purpose EPIX shall design, perform and manage a Proof of Concept Development Program for the Thrombus Compound(s) with the goal to provide Schering with the defined clinical data in volunteers and patients as defined in Exhibit 2.1 (hereinafter “the Deliverables”). Generated preclinical and chemical data will be disclosed to Schering as well. For the sake of clarity, the Parties agree that the work performed by EPIX under the Proof of Concept Plan is not subject to prior consent by Schering, except as explicitly provided in this Agreement.

2.2.                              Conduct of the Proof of Concept Development Program.  The Proof of Concept Development Program shall consist generally of chemical and pre-clinical development work necessary to support the proper conduct of the Clinical Proof of Concept Study in healthy volunteers and patients according to the applicable international regulations and quality standards (i.e. ICH GCP, GLP etc.) and the applicable national laws and regulations. The goal of the Proof of Concept Development Program is the provision of the Deliverables. Schering will be informed regularly on the timely progress of the program and on relevant safety and efficacy influencing findings.

2.3.                              Proof of Concept Plan.  EPIX is responsible to develop a plan reasonably describing the work to be conducted by EPIX related to EP-2104R including a clinical trial protocol (hereinafter “Proof of Concept Plan”) to fulfill the objectives of this Agreement. The Proof of Concept Plan shall be made available to Schering for information. It is not subject to consent by Schering; provided, however, that the clinical trial protocol which is part of the Proof of Concept Plan shall be subject to review by Schering with regard to safety and efficacy data to be gained to assure that the objectives of this Agreement with regard to the Deliverables can be achieved.

2.4.                              Development Information.  In the course of its performance of the Proof of Concept Development Program, EPIX shall keep Schering reasonably informed as to its progress under each Proof of Concept Plan.

2.5.                              Availability to Employees.  Schering hereby agrees to make its employees and non-employee consultants reasonably available, at no cost to EPIX, to consult with EPIX on matters relating to the development of the Thrombus Compound(s), including scientific and technical issues arising during the Proof of Concept Development Program; provided, however, that such advice is not binding to EPIX and does not affect EPIX’ responsibilities under this Agreement.

ARTICLE 3:  PROOF OF CONCEPT DEVELOPMENT PROGRAM FUNDING

3.1.                              Funding Commitment.  In consideration of the work performed by EPIX under the Proof of Concept Plan, Schering shall pay to EPIX  an overall amount of US$ 8,972,707 (Eight Million Nine Hundred and Seventy Two Thousand Seven Hundred and Seven Dollars) consisting of US$ [*****] for the clinical work and US$ [*****] for the chemical and pre-clinical work (hereinafter “the Schering Payment”) based on EPIX’ budget plan attached hereto as Exhibit 3.1. Costs incurred by EPIX in the course of its performance under the Proof of Concept Plan, in excess of the Schering Payment, will be the responsibility of EPIX. In case that EPIX’ actual Costs in the course of its performance under the Proof of Concept Plan are lower than the Schering Payment, EPIX has no obligation to pay the Schering Payment back.

3.2.                              Funding Payments.  The Schering Payment shall be paid to EPIX as follows:

(a)                                  US$ [*****] shall be paid to EPIX within ten (10) business days of the date appearing in the first paragraph of this Agreement; and

(b)                                 US$ [*****] shall be paid to EPIX in such installments as indicated below, not less than five (5) business days prior to the start of calendar quarter indicated below:

Calendar Quarter	Amount to be paid to EPIX (US$)
Third quarter of 2003	[*****]
Fourth quarter of 2003	[*****]
First quarter of 2004	[*****]
Second quarter of 2004	[*****]
Third quarter of 2004	[*****]
Fourth quarter of 2004	[*****]
First quarter of 2005	[*****]

ARTICLE 4:  LICENSE OPTION

4.1.                              Schering’s Development Option.  Subject to the terms and conditions set forth herein, EPIX hereby grants to Schering the exclusive right and option  (the “Development Option”) to acquire a license as provided under Section 5.1.2. hereof to further develop and commercialize products based upon, derived from or incorporating a Thrombus Compound(s), after completion of the Clinical Proof of Concept Study for such Thrombus Compound(s) (each a “Schering Option Product”).

4.1.1.                     Commencement of Option Period and Exercise.  Upon completion of the Clinical Proof of Concept Study, EPIX shall prepare, and deliver to Schering, a final study report containing the Deliverables in order to enable Schering to evaluate the data for its Option purposes (the “Final Report”).  Schering shall exercise the Development Option, if at all, by delivering to EPIX within ninety (90) days of delivery by EPIX of the Final Report (the “Option Period”): (i) a written notice to EPIX of its desire to exercise the Development Option and (ii) payment of the Upfront License Fee described in Section 6.1.1 hereof (the date upon which EPIX receives such notice and payment is, the “Exercise Date”).

4.1.2.                     EPIX Licensed Product.  If Schering declines or fails to exercise the Development Option on or before expiration of the Option Period (the “EPIX License Date”), the Development Option shall immediately terminate and  EPIX shall have the sole right, but not the obligation, under the license granted pursuant to Section 5.1.1 hereof to further develop and commercialize such Schering Option Product (thereafter, an “EPIX Licensed Product”). Such right and license of EPIX shall survive termination of this Agreement by (i) Schering, pursuant to Section 12.2 hereof and (ii) EPIX, pursuant to Section 12.3 hereof.

ARTICLE 5:  LICENSES

5.1.                              License Grants.

5.1.1.                     EPIX License.  Schering hereby grants to EPIX (i) a non-exclusive, fully paid-up, royalty-free, worldwide license in the Field under the Schering Patent Rights and Schering Technology, and Schering’s interests in the Joint Patent Rights and Joint Technology, for the sole purpose of conducting the activities required in the performance of EPIX’s obligations under the Proof of Concept Development Program, and (ii), subject to Schering’s failure to exercise the Development Option as set forth in Section 4.1 hereof or in the event EPIX terminates this Agreement pursuant to the terms of Section 12.3.2 hereof, a non-exclusive, worldwide license under the Schering Patent Rights and the Schering Technology, to the extent required, and an exclusive, royalty-bearing license under Schering’s interests in the Joint Patent Rights and Joint Technology, each with the right to grant sublicenses solely as provided under Section 5.1.3 below, to permit EPIX to develop, have developed, make, have made, use, have used, sell, offer for sale, have sold, import, and have imported EPIX Licensed Products in the Territory, for any and all uses within the Field.

5.1.2.                     Schering License.  Effective as of the Exercise Date and subject to the terms and conditions herein, EPIX grants to Schering (i) a non-exclusive worldwide license under the EPIX Patent Rights and EPIX Technology, to the extent required, and (ii) an exclusive, worldwide, royalty-bearing license under EPIX’s interests in the Joint Patent Rights and Joint Technology, each with the right to grant sublicenses solely as provided under Section 5.1.3 below, to permit Schering, to develop, have developed, to make, have made, use, have used, sell, offer for sale, have sold, import, and have imported Schering Option Products (each, thereafter, a “Schering Licensed Product”) in the Territory during the License Term, for any and all uses within the Field.

5.1.3.                     Sublicensing.  Each Party shall have the right to extend the rights and licenses granted to it under Section 5.1.1 or Section 5.1.2, as applicable, to its Affiliates and Third Parties; provided, that, it shall be a condition of any such extension or sublicense that the Sublicensees agree to be bound by all of the applicable terms and conditions of this Agreement.  Each Party granting such rights shall provide copies (redacted as to the financial terms) to the other Party of each extension or sublicense to be granted to any Affiliate or Third Parties under this Section within ten (10) business days after such execution.

5.2.                              Retained Rights.  Each Party reserves the right to practice all Technology and all Patent Rights that it Controls to the extent not expressly subject to a right, license or option hereunder.  No rights are granted hereunder by implication or estoppel.

5.3.                              Diligence.  Schering will exercise commercially reasonable, continuous efforts and diligence in developing and commercializing Schering Licensed Products and in undertaking investigations and actions required to obtain Regulatory Approvals necessary to market Schering Licensed Products in the Field in the Territory, such diligence to be no less than the efforts and resources Schering would use for a product candidate owned by it or to which it has rights, which is of similar market potential as the applicable Schering Licensed Product.  Failure of Schering to comply with the terms of this Section 5.3 shall constitute a Default under Section 12.3 hereof and shall be subject to the terms of Section 12.3.2 hereof.

5.4.                              Labeling and Packaging.   If EPIX has exercised its Buy-up Option pursuant to the terms of Section 6.1.4 hereof to the maximum percentage provided thereunder for a Schering Licensed Product, the labeling and packaging for such Schering Licensed Products shall bear EPIX’s name and logo, in a form to be mutually agreed upon by the Parties, in addition to Schering’s name, trademark (to be selected by Schering in its sole discretion), and trade dress and subject to applicable laws and regulations.

5.5.                              Reports and Forecasts.

5.5.1.  Reports.  Commencing on the date that is three months following the Exercise Date Schering shall provide EPIX, no less frequently than annually, with brief written reports summarizing Schering’s efforts to develop and commercialize Schering Licensed Products hereunder.

5.5.2.                     Notification of Events.  In addition, Schering shall provide EPIX with prompt written notice of the occurrence of the First Commercial Sale of any Schering Licensed Product in any country and agrees to provide EPIX with Adverse Event information and product complaint information relating to Schering Licensed Products as compiled and prepared by Schering in the normal course of business in connection with the development, commercialization or sale of any Schering Licensed Product, within time frames consistent with reporting obligations under applicable laws and regulations.  All reports, updates, Adverse Event, product complaint, forecasts and other information provided by one Party to the other Party under this Agreement (including under this Section 5.4), shall be considered Confidential Information of the disclosing Party, subject to the terms of Article 9.

ARTICLE 6:  LICENSE PAYMENTS

6.1.                              Schering License Terms.

6.1.1.                     Up-Front Licensing Fee.  In consideration of the grant of the license to Schering by EPIX as described in Section 5.1.2. hereof, upon the Exercise Date, Schering shall pay to EPIX an upfront license fee (the “Upfront License Fee”) equal to the sum of [*****] ($[*****]) U.S. dollars. The Upfront License Fee shall be nonrefundable and noncreditable.

6.1.2.                     Milestone Payments.  In further consideration of the grant of the license to Schering by EPIX as described in Section 5.1.2 and subject to the other terms and conditions of this Agreement, Schering shall make the following nonrefundable, noncreditable payments in United States dollars to EPIX within thirty (30) days of the first occurrence of each of the following events by Schering, its Affiliates or Sublicensees:

Milestone	Payment

[*****]	$	[*****]
[*****]	$	[*****]
[*****]	$	[*****]

It is hereby acknowledged and agreed that any milestone payment shall be made only once, with respect to the first achievement of the relevant milestone for the first Schering Licensed Product, regardless of how many times such milestones are achieved by Schering Licensed Products and regardless of how many times a particular Schering Licensed Product achieves such milestones.

6.1.3.                     Royalties.  In further consideration of the grant of the license to Schering by EPIX as described in Section 5.1.2. hereof, subject to reduction as set forth in Section 6.1.6 below Schering shall pay EPIX a royalty based on total annual Net Sales of each Schering

Licensed Product sold by Schering, its Affiliates and Sublicensees during the License Term, at the following rates:

For Annual Net Sales of a Schering Licensed Product:	Royalty Rate (%)

Above $[*****]and up to $[*****]	[*****]
Above $[*****]	[*****]

6.1.4.                     Buy-up Option for EPIX.  In addition to the royalties to be paid under Section 6.1.3 above EPIX shall have the option (the “Buy-up Option”) of increasing such royalty rates payable with respect to each Schering Licensed Product by reimbursing Schering for a percentage of all Development Costs incurred by Schering since the Exercise Date as follows.  For every [*****] of the total Development Costs incurred by Schering following the Exercise Date for a particular Schering Option Product that EPIX reimburses Schering for, the royalty rate otherwise payable under the table above will be increased by [*****].  This option is limited such that EPIX cannot reimburse Schering for more than [*****] [*****] of such Development Costs incurred by Schering for any Schering Licensed Product and so the maximum royalty rates payable for any Schering Licensed Product are [*****] [*****]; provided, however, if the aggregate Cost of Goods Sold and any royalties payable hereunder and to third parties ([*****]) for any Schering Licensed Product is [*****] than [*****] of the [*****] of [*****], then [*****] this [*****] hereunder.  EPIX must exercise this option with respect to a Schering Licensed Product by providing written notice to Schering within [*****] of the Exercise Date.

6.1.5.                     Payments of EPIX under Buy-up Option.  Within ten (10) business days from the end of the calendar quarter in which EPIX has exercised its Buy-up Option and on a quarterly basis thereafter, EPIX shall pay its share of the Development Costs incurred by Schering during the relevant calendar quarter except that the first such payment shall include reimbursement based on total Development Costs incurred by Schering from the date it exercised the Schering Option. The Development Costs incurred by Schering during each calendar quarter shall be converted from EURO into United States Dollars by the EURO Foreign Exchange Reference Rate published by the European Central Bank in Frankfurt/Main on the last day of the applicable calendar quarter. The corresponding calculation will be provided by Schering to EPIX within fifteen15 business days from the end of the respective calendar quarter.

6.1.6.                     Royalty Reduction.  The Parties hereby acknowledge that royalties may be payable hereunder for a Schering Licensed Product that is not covered by any claim in patent rights subject to a license granted hereunder.  Under such circumstances, royalties shall be payable as set forth herein, but at a reduced rate equal to fifty percent (50%) of the royalty rate which would otherwise be payable hereunder, if the manufacture, use, sale or importation of such Schering Licensed Product were covered by a claim in patent rights subject to a license granted hereunder.  Such reduced royalties shall be in consideration of: (i) the commercial advantage and background information gained from the Proof of Concept Development Program,

(ii) the contribution of the unpatented Technology to the successful development of the Schering Licensed Product and (iii) the exclusivity of the collaboration.

6.2.                              EPIX License Terms.

6.2.1.                     Royalties.  In consideration of the grant of the licenses to EPIX by Schering as described in Section 5.1.1(ii) hereof, subject to reduction as set forth in Section 6.2.3 below, EPIX shall pay Schering a royalty equal to [*****] percent of Net Sales of each EPIX Licensed Product sold by EPIX and/or its Affiliates and/or Sublicensees during the EPIX Royalty Term. Upon expiration of the EPIX Royalty Term, EPIX shall have a fully paid-up, non-exclusive, irrevocable, freely transferable and sublicensable license in the Territory under the Schering Patent Rights, Schering Technology, and Joint Patent Rights and Joint Technology to develop, have developed, make, have made, use, have used, sell, have sold, offer for sale, import and have imported EPIX Licensed Products in the Territory.

6.2.2.                     Royalty Reduction.  The Parties hereby acknowledge that royalties may be payable hereunder for an EPIX Licensed Product that is not covered by any claim in patent rights subject to a license granted hereunder.  Under such circumstances, royalties shall be payable as set forth herein, but at a reduced rate equal to fifty percent (50%) of the royalty rate which would otherwise be payable hereunder, if the manufacture, use, sale or importation of such EPIX Licensed Product were covered by a claim in patent rights subject to a license granted hereunder.  Such reduced royalty payments shall be in consideration of: (i) the commercial advantage and background information gained from the Proof of Concept Development Program, (ii) the contribution of the unpatented Technology to the successful development of the EPIX Licensed Product and (iii) the exclusivity of the collaboration.

ARTICLE 7:  GENERAL PAYMENT TERMS

7.1.                              Payment Dates and Reports.  All royalty payments on Net Sales shall be paid within sixty (60) days after the end of each calendar quarter in which such Net Sales are made and shall be accompanied by a report for the applicable calendar quarter showing the Net Sales of each Licensed Product sold, in each country, the applicable royalty rate for such Licensed Product, and a calculation of the amount of royalty due.

7.2.                              Payments; Currency Conversion.

7.2.1.                     Payments.  Payments by either Party to the other Party under this Agreement shall be made in United States dollars by wire transfer of immediately available funds to an account at a commercial bank designated by the receiving Party at least ten (10) business days before such payment is due.

7.2.2.                     Royalty Payments within Schering.  The calculation of royalty payments within Schering is based on EURO. Therefore, where payments are based on Net Sales in countries other than the member states of the European Monetary Union, the amount of such Net Sales expressed in the currency of each country shall be converted into EURO at the EURO

Foreign Exchange Reference Rates published by the European Central Bank in Frankfurt / Main, Germany on the last business day of the applicable calendar quarter. The resulting EURO amount will be converted into United States dollars again at the EURO Foreign Exchange Reference Rates published by the European Central Bank in Frankfurt / Main, Germany on the last business day of the applicable calendar quarter. These EURO Foreign Exchange Reference Rates are, as of the effective date, published on Reuters screen <ECB37>. If no EURO Foreign Exchange Reference Rate is determined for the relevant currency the parties shall agree upon another reference rate.

7.2.3.                     Royalty Payments within EPIX.  The calculation of royalty payments within EPIX is based on United States dollars. Therefore, where payments are based on Net Sales in countries other than the United States, the amount of such Net Sales expressed in the currency of each country shall be converted into United States dollars at the EURO Foreign Exchange Reference Rates published by the European Central Bank in Frankfurt / Main, Germany on the last Business Day of the applicable calendar quarter. If no EURO Foreign Exchange Reference Rate is determined for the relevant currency the parties shall agree upon another reference rate.

7.3.                              Records; Audit Rights; Disputes.

7.3.1.                     Records of Revenues and Expenses; Audit Rights.  Each Party will maintain complete and accurate records which are relevant to the determination of Development Costs, milestone payments and royalty payments under this Agreement and such records shall be open during reasonable business hours for a period of two (2) years from creation of individual records for examination at the other Party’s expense and not more often than once each calendar year by a certified public accountant selected by the other Party (subject to the consent of the Party to be audited, such consent not to be unreasonably withheld or delayed), or the other Party’s internal accountants (unless the Party to be audited objects to the use of such internal accountants) for the sole purpose of verifying for the inspecting Party the correctness of calculations and classifications of such Development Costs, milestone payments and royalty payments under this Agreement. Each Party shall bear its own Costs related to such audit; provided, that, for any underpayments greater than [*****] of annual Development Costs, milestone payments and/or royalty payments by the audited Party, the audited Party shall pay the other Party the amount of underpayment, together with interest as provided in Section 7.3.3 below, from the time the amount was due and the inspecting Party’s out-of-pocket expenses related to the audit.  For any underpayments less than [*****] of annual Development Costs and/or royalty payments (as the case may be), found under this Section, the audited Party shall pay the inspecting Party the amount of the underpayment.  Any overpayments by the audited Party will be refunded to the audited Party or credited to future payments by the audited Party to the inspecting Party, at the audited Party’s election.  Any records or accounting information received from the audited Party shall be Information of the audited Party for purposes of Article 9.  Results of any such audit shall be provided to both Parties, and shall be Information of the audited Party for purposes of Article 9.

7.3.2.                     Resolutions of Payment Disputes.  Except as set forth in this Section, the provisions of Section 13.6 shall not be applicable to disputes described in this Section.  If there is a dispute between the Parties following any audit performed pursuant to this Section 7.3 (an “Audit Disagreement”) (i) within thirty (30) business days of the identification of an Audit Dispute and notice thereof to the other Party, the Parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement; (ii) the Audit Disagreement submitted for resolution shall be described by the Parties to the independent expert, which description may be in written or oral form, within ten (10) business days of the selection of such independent expert; (iii) the independent expert shall render a decision on the matter as soon as practicable; (iv) the decision of the independent expert shall be final and binding unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions thereof, which Audit Disagreements shall be resolved as set forth in Section 13.6; and (v) all fees and expenses of the independent expert, including any Third Party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by each Party in inverse proportion to the disputed amounts awarded to such Party by the independent expert through such decision (e.g., EPIX disputes $100; the independent expert awards EPIX $60; EPIX pays for forty percent (40%) of the independent expert’s costs, and Schering pays for sixty percent (60%) of the independent expert’s costs.)

7.3.3.                     Payments; Interest.  Any payments due under this Agreement shall be due on such date as specified in the Agreement and, in the event such date is not a business day, then the next succeeding business day.  Any failure by a Party to make a payment within ten (10) days after the date when due shall obligate such Party to pay computed interest, the interest period commencing on the due date and ending on the payment day, to the receiving Party at a rate per annum [*****].  The interest shall be computed on the basis of a 365/360 year; interest shall be compounded annually in arrears.  Such interest shall be due and payable on the tender of the underlying principle payment.

7.3.4.                     Financial Procedures.  Each Party shall include in any agreement with its Affiliates or Sublicensees terms requiring such party to retain records as required in this Section 8.3 and to permit the such Party to inspect such records as required by this Section 7.3.

7.4.                              Withholding Taxes.  Each Party shall pay any and all taxes levied on account of signing fees, research and development funding, milestone payments, royalties or other payments received from the other Party under this Agreement. If laws or regulations require that taxes be withheld by the paying Party on any such payments, the paying Party shall: (i) deduct those taxes from the remittable payment; (ii) timely pay the deducted taxes to the proper taxing authority; and (iii) send proof of payment to the receiving Party within thirty (30) days of receipt of confirmation of payment from the relevant taxing authority.

ARTICLE 8:  INTELLECTUAL PROPERTY

8.1.                              Inventorship.  Inventorship of any and all inventions or discoveries conceived and/or first reduced to practice under the Proof of Concept Development Program or within six (6) months of termination of the Proof of Concept Development Program will be determined in accordance with the applicable patent laws.

8.2.                              Ownership.

8.2.1.                     EPIX Intellectual Property Rights.  As between the Parties, EPIX shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all EPIX Technology and EPIX Patent Rights, with full rights to license or sublicense, subject to the rights granted to Schering as set forth herein.  Without limiting the foregoing, EPIX shall solely Control all Patent Rights, all trade secret rights, all know-how and any other intellectual property rights in the EPIX Technology, including the sole and exclusive right to exclude others from making, using, selling, offering for sale or importing the EPIX Technology or any products that consist of, incorporate or are derived from any EPIX Technology.

8.2.2.                     Schering Intellectual Property Rights.  As between the Parties, Schering shall have sole and exclusive ownership of all right, title and interest on a worldwide basis in and to any and all Schering Technology and Schering Patent Rights, with full rights to license or sublicense, subject to the rights granted to EPIX as set forth herein.  Without limiting the foregoing, Schering shall solely Control all Patent Rights, all trade secret rights, all know-how and any other intellectual property rights in the Schering Technology including the sole and exclusive right to exclude others from making, using, selling, offering for sale or importing the Schering Technology or any products that consist of, incorporate or are derived from any Schering Technology.

8.2.3.                     Joint Intellectual Property Rights.  The Parties shall jointly own all Joint Technology and Joint Patent Rights, subject to the rights of, and the licenses granted to, each Party herein.

8.3.                              Filing, Prosecution, Maintenance, Enforcement and Defense.

8.3.1.                     Filing, Prosecution, Maintenance, Enforcement and Defense of EPIX Patent Rights and Joint Patent Rights.  During the Proof of Concept Period and License Term, subject to Dyax Corp.’s rights under that certain Collaboration Agreement between Dyax Corp. and EPIX dated June 20, 1997, as amended (the “Dyax Agreement”), EPIX shall be solely responsible for the filing, prosecution and maintenance of the EPIX Patent Rights and Joint Patent Rights, keeping Schering reasonably informed thereof, and enforcement and defense of the EPIX Patent Rights during the Proof of Concept Period and License Term shall be conducted in accordance with this Section 8.3. With regard to any application for Joint Patent Rights, EPIX shall inform Schering at least ninety (90) days before the end of the priority year for such application in which countries EPIX intends to file. The same information obligation shall apply for any transfer of PCT or EP applications or patents to national stages. Patent Costs for Joint

Patent Rights shall be paid by EPIX subject to reimbursement by Schering up to a maximum annual sum of [*****] dollars ($[*****]), payable upon receipt of quarterly invoices.

(a)                                  Abandonment; Failure to Pay.  Subject to the terms of the Dyax Agreement, if EPIX fails to undertake (i) any filing of any patent application or submission, (ii) making any payment, or (iii) any other action necessary to obtain or maintain a patent under the EPIX Patent Rights or Joint Patent Rights, then following written notice of such intention, which notice shall be provided by EPIX to Schering, if at all, not less than ninety (90) days prior to the last date for making the applicable filing, submission or payment to preserve rights under such patent or patent application, Schering may undertake such filing, submission or payment, at its own expense, in EPIX’s name.

(b)                                 Infringement by Others.  EPIX and Schering shall each promptly notify the other in writing of any alleged or threatened infringement in the Field of any EPIX Licensed Patent Rights, or Joint Patent Rights, of which they become aware.  Between the Parties, EPIX shall have the first right (but not the obligation), at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the EPIX Patent Rights in the Field.  Schering shall have the right, at its own expense, to be represented in any such action by EPIX by counsel of Schering’s own choice; provided, however, that under no circumstances shall the foregoing affect the right of EPIX to control the suit as described above.  Subject to the terms of the Dyax Agreement, if EPIX does not file any action or proceeding against any such infringement within six (6) months after the later of (i) EPIX’s notice to Schering under this Section 8.3.1, (ii) Schering’s notice to EPIX under this Section 8.3.1, or (iii) a written request from Schering to take action with respect to such infringement, then Schering shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice, but shall not be permitted to settle any such suit without the prior consent of EPIX, which consent shall not be unreasonably withheld.  With regard to Joint Patent Rights the above mechanisms shall apply accordingly; provided, however, that Schering shall have the first right (but not the obligation) to bring suit.

(c)                                  Monetary Awards.  Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section, shall applied as follows:

(i)                                     First, to reimburse the Parties for their respective costs and expenses (including reasonable attorneys’ fees and costs) incurred in prosecuting such enforcement action;

(ii)                                  Second, to Schering in reimbursement for lost sales (net of royalties) associated with Schering Licensed Products and to EPIX in reimbursement for lost royalties owing hereunder based on such lost sales;

(iii)                               Third, any amounts remaining shall be allocated as follows:  (a) if EPIX is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to EPIX, (b) if Schering is the Party bringing such suit or proceeding or taking such other legal action, one hundred percent (100%) to Schering, and (c) if the suit is brought jointly, fifty percent (50%) to each Party.

8.3.2.                     Declaratory Actions.  In the event that a declaratory judgment action alleging invalidity or non-infringement in the Field of any of the EPIX Patent Rights, or Joint Patent Rights, in the Territory shall be brought against either Party, the Party against which such action is brought shall promptly notify the other Party in writing.  The Party against which such action is brought will defend said action using counsel selected by it and in the case of an action against Schering, approved by EPIX, such approval not to be unreasonably withheld or delayed.  Schering may not enter into any settlement, consent judgment or other voluntary final disposition of the action without the consent of EPIX, such consent not to be unreasonably withheld or delayed.  The Costs of any defense under this Section 8.3.2 will be the responsibility of the defending Party.

8.3.3.                     Filing, Prosecution, Maintenance, Enforcement and Defense of Schering Patent Rights.  During the Term of this Agreement, Schering shall be solely responsible, at its own expense for the filing, prosecution and maintenance of the Schering Licensed Patent Rights, keeping EPIX reasonably informed thereof and enforcement and defense of the Schering Licensed Patent Rights during the Proof of Concept Period and EPIX Royalty Term shall be conducted in accordance with this Section 8.3.

(a)                                  Abandonment; Failure to Pay.  If Schering fails to undertake (i) any filing of any patent application or submission, (ii) making any payment, or (iii) any other action necessary to obtain or maintain a patent under the Schering Patent Rights then following written notice of such intention, which notice shall be provided by Schering to EPIX, if at all, not less than ninety (90) days prior to the last date for making the applicable filing, submission or payment to preserve rights under such patent or patent application, EPIX may undertake such filing, submission or payment, at its own expense, in Schering’s name.

(b)                                 Infringement by Others.  EPIX and Schering shall each promptly notify the other in writing of any alleged or threatened infringement in the Field of any Schering  Patent Rights of which they become aware.  Schering shall have the first right (but not the obligation), at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Schering Patent Rights in the Field.  EPIX shall have the right, at its own expense, to be represented in any such action by Schering by counsel of EPIX’s own choice; provided, however, that under no circumstances shall the foregoing affect the right of Schering to control the suit as described above.  If Schering does not file any action or proceeding against any such material infringement within six (6) months after the later of (i) EPIX’s notice to Schering under this Section 8.3.3, (ii) Schering’s notice to EPIX under this Section 8.3.3, or (iii) a written request from EPIX to take action with respect to such infringement, then EPIX shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice, but shall not be permitted to settle any such suit without the prior consent of Schering, which consent shall not be unreasonably withheld.

(c)                                  Monetary Awards.  Section 8.3.1(c) shall apply accordingly.

(d)                                 Declaratory Actions.  Section 8.3.2 shall apply accordingly.

8.4.                              If either Party brings an action or proceeding under Section 8.3 above, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.

ARTICLE 9:  CONFIDENTIALITY

9.1.                              Nondisclosure Obligations.

9.1.1.                     General.  Except as provided in this Article 9, during the Term and for a period of ten (10) years thereafter, both Parties shall maintain in confidence and use only for purposes specifically authorized under this Agreement (i) information and data received from the other Party resulting from or related to the development of the Thrombus Compound(s) and/or Licensed Products and (ii) all information and data not described in clause (i) but supplied by the other Party under this Agreement marked “Confidential.”  For purposes of this Article 9, information and data described in clause (i) or (ii) shall be referred to as “Information.”

9.1.2.                     Limitations.  To the extent it is reasonably necessary or appropriate to fulfill its obligations or exercise its rights under this Agreement, a Party may disclose Information it is otherwise obligated under this Section 9.1 not to disclose to its Affiliates, Sublicensees, consultants, outside contractors and clinical investigators, on a need-to-know basis on condition that such entities or persons enter into written agreements to keep the Information confidential for the same time periods and to the same extent as such Party is required to keep the Information confidential. In addition a Party or its Affiliates or Sublicensees may disclose such Information to government or other regulatory authorities to the extent that such disclosure is reasonably necessary to obtain patents or authorizations to conduct clinical trials of, and to commercially market, the Thrombus Compound(s) and/or Licensed Products.  However, for the avoidance of doubt, the Parties state that neither Schering nor EPIX shall disclose pre-clinical or clinical data or the contents or pre-clinical or clinical study, reports derived from studies of Licensed Products that has been received from the other Party to advertising agencies, marketing research consultants, customers, healthcare professionals, consumers or regulatory agencies without the prior written approval of the other Party.

The obligation not to disclose Information shall not apply to any part of such Information that: (i) is or becomes part of the public domain other than by unauthorized acts of the Party obligated not to disclose such Information or those of its Affiliates or Sublicensees; (ii) can be shown by competent evidence to have been disclosed to the receiving Party or its or Sublicensees by a Third Party, provided, that such Information was not obtained by such Third Party directly or indirectly from the other Party under this Agreement pursuant to a confidentiality agreement; (iii) can be shown by competent evidence, prior to disclosure under this Agreement, to already have been in the possession of the receiving Party or its Affiliates or Sublicensees, provided, that such Information was not obtained directly or indirectly from the other Party under this Agreement pursuant to a confidentiality agreement; (iv) can be shown by competent evidence to have been independently developed by the receiving Party or its Affiliates without breach of any of the provisions of this Agreement; or (v) is disclosed by the receiving Party pursuant to interrogatories, requests for information or documents, subpoena, civil investigative demand issued by a court or governmental agency or as otherwise required by law; provided, that, the receiving Party notifies the other Party immediately upon receipt thereof so that such other Party (with the cooperation of the receiving Party) can seek a protective order or other order limiting or preventing disclosure; and provided, further, that the disclosing Party furnishes only that portion of the Information which it is advised by counsel is legally required under the circumstances.

9.2.                              Terms of this Agreement.  Except as provided in Section 9.3 hereof, EPIX and Schering each agree not to disclose any terms or conditions of this Agreement to any Third Party without the prior written consent of the other Party, except as required by applicable law.  If either Party determines that it is required to file this Agreement with the Securities and Exchange Commission or other governmental agency for any reason, such Party shall request confidential treatment of such portions of this Agreement as the Parties shall together determine is appropriate.  Notwithstanding the foregoing, prior to execution of this Agreement, EPIX and Schering have agreed upon the substance of information that can be used as a routine reference in the usual course of business to describe the terms of this transaction, and EPIX and Schering may disclose such information, as modified by mutual agreement from time to time, without the other Party’s consent as may be necessary from time to time.

9.3.                              Publications.

9.3.1.                     Procedure.  Each Party recognizes the mutual interest in obtaining patent protection for inventions that arise under this Agreement.  In the event that either Party, its employees or consultants or any Third Party under contract to such Party wishes to make a publication (including any oral disclosure made without obligation of confidentiality) relating to work performed under this Agreement (the “Publishing Party”), such Party shall transmit to the other Party (the “Reviewing Party”) a copy of the proposed written publication at least thirty (30) days prior to submission for publication, or an abstract of such oral disclosure at least seven (7) days prior to submission of the abstract or the oral disclosure, whichever is earlier. The Reviewing Party shall have the right (a) to propose modifications to the publication for patent reasons, (b) to request a delay in publication or presentation in order to protect patentable information, or (c) to request that the information be maintained as a trade secret.

9.3.2.                     Modifications; Delay: Resolution.  If the Reviewing Party requests a modification to the publication for patent reasons, the proposed publication shall not be submitted until the Parties have agreed to appropriate modifications.  If the Reviewing Party requests a delay as described in Section 9.3.1, the Publishing Party shall delay submission or presentation of the publication for a period of ninety (90) days to enable patent applications protecting each Party’s rights in such information to be filed.  If the Reviewing Party requests that information be maintained as a trade secret, the proposed publication shall not be disclosed until such information is deleted therefrom.

9.4.                              Injunctive Relief.  The Parties hereto understand and agree that remedies, at law may be inadequate to protect against any breach of any of the provisions of this Article 9 by either Party or their employees, agents, officers or directors or any other person acting in concert with it or on its behalf.  Accordingly, each Party shall be entitled to the granting of injunctive relief or other equitable relief by a court of competent jurisdiction against any action that constitutes any such breach of this Article 9, in addition to any monetary damages to which a Party may be entitled.

ARTICLE 10:  REPRESENTATIONS AND WARRANTIES

10.1.                        Representations and Warranties.  EPIX and Schering each represents and warrants to the other, as of the Effective Date as follows:

10.2.                        Organization.  It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its organization, is qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the performance of its obligations hereunder requires such qualification and has all requisite power and authority, corporate or otherwise, to conduct its business as now being conducted, to own, lease and operate its properties and to execute, deliver and perform this Agreement.

10.3.                        Authorization.  The execution, delivery and performance by it of this Agreement (a) have been duly authorized by all necessary corporate action and (b) do not and will not violate any provision of any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or any provision of its charter documents.

10.4.                        No Inconsistent Obligation.  It is not under any obligation to any person, or entity, contractual or otherwise, that is conflicting or inconsistent in any respect with the terms of this Agreement or that would impede the diligent and complete fulfillment of its obligations hereunder and that it has all power and authority under all instruments or agreements to which it is a Party to enter into this Agreement and to perform its obligations hereunder.

10.5.                        Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING.

ARTICLE 11:  INDEMNITY

11.1.                        Claim.  For purposes of this Article 11 “Claim” shall mean any and all Third Party suits, actions, claims, demands, liabilities, expenses, and/or losses, including without limitation reasonable attorneys’ fees, based upon, arising in connection with, or resulting from the development, clinical study in humans, or commercialization of the Thrombus Compound(s) and/or Licensed Products, but excluding any suits, actions, claims, demands, liabilities, expenses, and/or losses based upon, arising in connection with, or resulting from infringement of the intellectual property rights of any Third Party or Third Parties.

11.2.                        Schering Indemnity Obligations.  Subject to the provisions of Sections 11.3 and 11.4, Schering agrees to defend, indemnify and hold EPIX, its Affiliates and their respective directors, officers, employees and agents harmless from (each, an “EPIX Indemnitee”) all Claims against EPIX, its Affiliates or their respective directors, officers, employees or agents solely based upon, arising in connection with or resulting from (a) actual or asserted violations of any applicable law or regulation by Schering, its Affiliates, Sublicensees, or agents by virtue of which any Thrombus Compound(s) or Schering Licensed Product is developed, distributed or sold by Schering shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with such applicable law or regulation, (b) the manufacture, use, sale, distribution of a Thrombus Compound(s) or Schering Licensed Product by Schering, its Affiliates, Sublicensees, or agents; (c) any negligent or willful or intentional act or omission to act by Schering, its Affiliates, Sublicensees, or agents in any manner in connection with performance hereunder; or (d) the breach of any representation or warranty of Schering in this Agreement.

11.3.                        EPIX Indemnity Obligations.  Subject to the provisions of Sections 11.2 and 11.4, EPIX agrees to defend, indemnify and hold Schering, its Affiliates and their respective directors, officers, employees and agents harmless from all Claims against Schering, its Affiliates or their respective directors, officers, employees or agents (each, a “Schering Indemnitee”) solely based upon, arising in connection with or resulting from (a) actual or asserted violations of any applicable law or regulation by EPIX, its Affiliates, Sublicensees, or agents by virtue of which any Thrombus Compound(s) or EPIX Licensed Product is developed, distributed or sold by EPIX shall be alleged or determined to be adulterated, misbranded, mislabeled or otherwise not in compliance with such applicable law or regulation, (b) the manufacture, use, sale, distribution of a Thrombus Compound(s) or an EPIX Licensed Product; (c) any negligent or willful or intentional act or omission to act by EPIX, its Affiliates or agents in any manner in connection with performance hereunder; or (d) the breach of any representation or warranty of EPIX in this Agreement.

11.4.                        Procedure.  An EPIX Indemnitee and/or a Schering Indemnitee (each, an “Indemnitee”) that intends to claim indemnification under Sections 11.2 or 11.3 shall promptly notify the other Party (the “Indemnitor”) of the Claim in respect of which the Indemnitee intends to claim such indemnification, and the Indemnitor shall assume the defense thereof with counsel mutually satisfactory to the Parties; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnitee in the opinion of the Parties would be inappropriate due to actual or potential differing interests between such Indemnitee and any other Party represented by such counsel in such proceedings. An Indemnitee shall not be entitled to indemnification under Sections 11.2 or 11.3 if any settlement or compromise of a Claim is effected by the Indemnitee without the consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed.  The failure to deliver notice to the Indemnitor within a reasonable time after notice of a Claim, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the lndemnitee under Sections 11.2 or 11.3.  The Indemnitee under Sections 11.2 or 11.3, its employees and agents (and those of any indemnified Affiliates or other Indemnitees), shall cooperate fully with the Indemnitor and its legal representatives in the investigation and defense of the Claim covered by this indemnification.  Any Costs paid by an Indemnitor shall be without prejudice to the Indemnitor’s right to contest the Indemnitee’s right to be indemnified, and subject to refund in the event that the Indemnitor is ultimately held not to be obligated to indemnify the Indemnitee.

11.5.                        Limited Liability.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER EPIX NOR SCHERING WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR PUNITIVE DAMAGES OR LOST PROFITS.

ARTICLE 12:  EXPIRATION AND TERMINATION

12.1.                        Term.  The term of this Agreement shall commence on the Effective Date and shall continue until the last to occur of the following: (i) the expiration or termination of the Proof of Concept Development Program, (ii) the expiration of the License Term or (iii) the expiration of the EPIX Royalty Term (the “Term”).

12.2.                        Termination without Cause.  Schering shall have the right to partially terminate this Agreement without cause with regard to (i) the Proof of Concept Development Program at any time prior to expiration of the relevant Proof of Concept Development Period, and (ii) any exclusive or non-exclusive license granted to Schering hereunder, upon sixty (60) days prior written notice to EPIX. Following such termination, all rights and licenses granted to Schering under this Agreement shall terminate and Schering shall return or destroy all tangible manifestations of EPIX’s Information and EPIX’s Technology. If all or part of the work under the applicable Proof of Concept Development Program is terminated for any reason, then Schering shall have no obligation to continue payment thereafter of installments under Section 3.2; provided, however, that Schering shall pay reasonable, non-cancelable, Third Party expenses incurred by EPIX up until the effective date of the termination. EPIX shall use good faith effort to limit such obligations following such notice from Schering. For the avoidance of doubt, if Schering terminates this Agreement pursuant to clause (ii) of this Section 12.2, the rights and licenses granted to Schering under Sections 4.1.2 and 5.1.2 hereof shall immediately terminate with regard to the relevant exclusive or non-exclusive license terminated by Schering hereunder, and EPIX shall have the sole right, but not the obligation, under the license granted pursuant to Section 5.1.1 hereof to further develop and commercialize any Schering Licensed Product covered by the terminated license (thereafter becoming an EPIX Licensed Product as defined in Section 4.1.2).

12.3.                        Termination for Material Breach.  If either Party commits a material breach of this Agreement (a “Default”), the other Party may notify the breaching Party in writing of such breach, setting forth the nature of the breach in reasonable detail.  If the breaching Party fails to cure such breach within thirty (30) days (in the case of a payment due under this Agreement) or sixty (60) days (in the case of any other breach) of the receipt of the foregoing notice from the non-breaching Party, then, subject to the terms of this Section 12.3, the non-breaching Party may terminate (i) the respective Part of this Agreement which is impacted by the uncured material breach, or (ii) if the breach is of a general nature having a material impact on all Parts, the entire Agreement effective immediately upon a second written notice to the breaching Party. The right of either Party to terminate this Agreement as herein above provided shall not be affected in any way by its waiver of, or failure to take action with respect to any previous default.

12.3.1.               Termination by Schering for EPIX Default.  Upon a termination of this Agreement by Schering because of a Default by EPIX, subject to the notice and cure provisions set forth in this Section 12.3, (i) all rights and licenses granted to EPIX pursuant to Section 5.1.1 hereof shall survive such termination; provided, however, the EPIX Royalty Term, as defined in Section 1.14, shall be extended as if the phrase “[*****] of the Schering Payment” were deleted and replaced by the phrase “[*****] of the Schering Payment” and (ii) all rights, licenses and options granted to Schering hereunder shall survive such termination, provided, however, Schering shall pay, for the remainder of the License Term, in lieu of any payments it would otherwise owe to EPIX under this Agreement, [*****] of milestones and royalty payments equal to [*****] of the royalty payments that would otherwise apply with respect to Schering Licensed Products under Section 6.1. hereof.

12.3.2.               Termination by EPIX for Schering Default.

(a)                                  Upon a termination of this Agreement by EPIX because of any Default by Schering, except for a Default subject to Sections 12.3.2(b) or 12.3.2 (c) below, subject to the notice and cure provisions set forth in Section 12.3, (i) all rights and licenses granted to Schering pursuant to Section 5.1.2 hereof hereunder shall survive such termination; provided, however, all milestone and royalty obligations of Schering pursuant to Section 6.1 hereof, shall be increased by [*****] respectively, (ii) the EPIX Royalty Term, as defined in Section 1.15, shall be shortened as if the phrase “[*****]of the Schering Payment” were deleted and replaced by the phrase “[*****] of the Schering Payment” and (iii) all rights, licenses and options granted to EPIX hereunder shall survive termination, provided, however, EPIX shall pay, for the remainder of the EPIX Royalty Term, in lieu of any payments it would otherwise owe to Schering under this Agreement, royalty payments equal to [*****] percent of the royalty payments that would otherwise apply with respect to EPIX Licensed Products under Section 6.2 hereof.

12.4.                        Termination for Failure of Schering to use Due Diligence.  Notwithstanding any other provisions of this Agreement, in case of any failure by Schering to use due diligence as required pursuant to Section 5.3 hereof, EPIX may, in its sole discretion terminate the relevant licenses granted under Section 5.1.2 hereof upon written notice to Schering; provided that Schering has not cured such failure within ninety (90) days of EPIX’s notice to Schering of such alleged failure. After a termination under this Section 12.4 EPIX shall have the sole right, but not the obligation, under the license granted pursuant to Section 5.1.1 hereof to further develop and commercialize such Schering Licensed Product (thereafter, becoming an “EPIX Licensed Product”), subject to payment of royalties as provided in Section 6.2.2 and the payment of [*****] of Sublicense Income received by EPIX in connection with the sublicense of rights to such EPIX Licensed Product to a Third Party until the date upon which the aggregate total of such Sublicense Income and royalties paid equals [*****] of the previously unreimbursed Development Costs incurred by Schering for the relevant Schering Licensed Product.

12.5.                        Effects Termination on Sublicenses.  Notwithstanding the foregoing, termination of this Agreement by Schering under Section 12.3.1 or by EPIX pursuant to Sections 12.3.2 or 12.4 shall not be construed as a termination of any valid sublicense of any Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of the terminating Party, provided that (i) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (ii) all accrued payments obligations to terminating Party have been paid, and (iii) such Sublicensee agrees in writing to assume all applicable obligations of the non-terminating Party under this Agreement.

12.6.                        Termination Upon Insolvency.  This Agreement may be terminated by either Party upon notice to the other Party should such other Party:  (a) consent to the appointment of a receiver or a general assignment for the benefit of creditors, or (b) file or consent to the filing of a petition under any bankruptcy or insolvency law or have any such petition filed against it which has not been stayed within sixty (60) days of such filing.

12.7.                        Rights in Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code.

12.8.                        Accrued Rights; Surviving Obligations.  Termination of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of a Party prior to or on account of such termination.  All remedies provided hereunder or elsewhere are cumulative.  Sections 7.3, 12.7 and 13.5 and Articles 8, 9, 10 and 11 of this Agreement shall survive the termination of this Agreement for any reason and Section 1 hereof shall survive such termination to the extent any terms defined therein are used in such other surviving provisions.

ARTICLE 13:  MISCELLANEOUS

13.1.                        Force Majeure.  Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, including but not limited to fire, floods, embargoes, war, acts of war (whether war is declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other Party; provided, however, that the Party so affected shall use reasonable commercial efforts to avoid or remove such causes of nonperformance, and shall continue performance hereunder with reasonable dispatch whenever such causes are removed. Either Party shall provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of force majeure.  The Parties shall mutually seek a resolution of the delay or the failure to perform as noted above.

13.2.                        Assignment.  This Agreement may not be assigned or otherwise transferred by either Party without the prior written consent of the other Party; provided, however, that either EPIX or Schering may, without such consent, assign its rights and obligations under this agreement: (i) to any Affiliate, or (ii) in connection with a merger, consolidation or sale of substantially all of such Party’s assets to an unrelated Third Party; provided, however, with respect to this Subsection (ii), that such Party’s rights and obligations under this Agreement shall be assumed in writing by its successor in interest in any such transaction and shall not be transferred separately from all or substantially all of its diagnostic imaging business assets.  Any purported assignment in violation of the preceding sentence shall be void.  Any permitted assignee shall assume all obligations of its assignor under this Agreement.

13.3.                        Severability.  Each Party hereby agrees that it does not intend, by its execution hereof, to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries.  Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic and other effects are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions.  In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole or the validity of any portions hereof, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

13.4.                        Notices.  Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee.

If to EPIX:	EPIX Medical, Inc.
71 Rogers Street
Cambridge, Massachusetts 02142-1118
Attention: Chief Executive Officer

with a copy to:	Mintz Levin, Cohn, Ferris, Glovsky and Popeo, P.C.

One Financial Center
Boston, Massachusetts 02111
Attention: William T. Whelan, Esq.

If to Schering:	Schering Aktiengesellschaft
13342 Berlin
Germany
Attention: Head of Diagnostic Imaging SBU

with a copy to:	Schering Aktiengesellschaft
13342 Berlin
Germany
Attention: Legal Department

13.5.                        Applicable Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of laws provisions thereof.

13.6.                        Dispute Resolution.

13.6.1.               Subject to any other dispute resolution principles and mechanisms set forth in this Agreement the Parties hereby agree that they will attempt in good faith to, resolve any controversy or claim arising out of or relating to this Agreement promptly by negotiations.  If a controversy or claim should arise hereunder, the representatives of the Parties will confer at least once and will attempt to resolve the matter.   If the matter has not been resolved within sixty (60) days of their first meeting, the representatives shall refer the matter to the Chief Executive Officer of EPIX and the Head of Schering’s Strategic Business Unit (SBU) Diagnostics (DG) & Radiopharmaceuticals (RP).  If the matter has not been resolved within sixty (60) days of the first meeting of the Chief Executive Officer of EPIX and the Head of Schering’s SBU DG & RP (which period may be extended by mutual agreement), then the matter shall be decided by the Head of Schering’s SBU DG & RP if the dispute is related to development issues or the financing thereof. Subject to rights to injunctive relief and specific performance, and unless otherwise specifically provided for herein, any other controversy or claim arising out of or relating to this Agreement, or the breach thereof, will be settled as set forth in Section 13.6.2.

13.6.2.               All disputes, controversies or differences which may arise between the Parties out of or in relation to this Agreement or any default or breach thereof may be resolved by arbitration in accordance with the commercial arbitration rules (except as otherwise specified herein) of the American Arbitration Association by three arbitrators, one to be selected by each of the Parties from a list of arbitrators supplied by the American Arbitration Association within thirty days of receipt of such list, and a third to be selected by the first two from such list within a reasonable time. The arbitrators shall be experienced in the subject matter of the arbitration (for example, arbitration of a scientific issue would require appointment of arbitrators with knowledge of the relevant area of science).  The arbitration shall take place in New York, New York.  Either Party may initiate an arbitration by written notice to the other Party, such notice shall set forth the particulars of the issue to be arbitrated in sufficient detail to permit the Party receiving the notice to conduct an investigation and formulate a position (such notice shall not preclude the Parties from attempting to informally settle their differences).  The arbitrators shall select one of their number to serve as presiding arbitrator, with the responsibility for handling administrative matters relating to the arbitration.  Within sixty days of written notice to the Parties of the selection of the third arbitrator, each Party shall contemporaneously submit in writing to the presiding arbitrator and the other Party its position for the resolution of the issue that is the subject matter of the arbitration.  At the request of either Party, to be submitted to the presiding arbitrator and the other Party within sixty days receipt of the written position of the other Party, the arbitrators shall schedule in-person presentations of the Parties (at which both Parties and all three arbitrators shall be present), which may include the presentation of witnesses, oral argument, or both, at the discretion of each of the Parties, and which shall not exceed five hours for each of the Parties.  The in-person presentations shall be scheduled by the arbitrators at their convenience and the reasonable convenience of the Parties, but shall be held within ninety and one hundred fifty days of receipt by the presiding arbitrator of the first request for an in-person presentation.  If neither Party makes a request for an in-person presentation, then the decision of the arbitrators shall be based solely on the written positions of the Parties.  The arbitrators shall have the power only to select one of the Party’s positions, and the decision of any two of the arbitrators shall be the result of the arbitration.  The non-prevailing Party shall bear the costs of the arbitration.  The decision resulting from the arbitration provided for herein shall be final and binding on the Parties hereto.  Notwithstanding the above, without resort to arbitration in the first instance, either Party has the right to bring suit against the other Party for (i) any breach of such other Party’s duties of confidentiality pursuant to Article 9 of this Agreement and (ii) any infringement of its own proprietary rights by the other Party.  Judgment upon the arbitrators’ award may be entered in any court of competent jurisdiction.  The Parties agree not to institute any litigation or proceedings against each other in connection with this Agreement unless they have complied with the provisions of this Section 13.6, as they may be applicable, unless otherwise provided herein.

13.7.                        Public Announcements.  Any provision of Article 9 to the contrary notwithstanding, the Parties agree that press releases and other announcements to be made by either of them in relation to this Agreement shall be subject to the written consent of the other Party, which consent shall not be unreasonably withheld or delayed, except to the extent that any such press release is required to be made by law or the rules of any relevant national stock exchange and the consent of the other Party is not obtained after reasonable efforts to do so.  The Parties will agree to issue a joint press release immediately following the execution of this Agreement, the form and content of which shall be reasonably satisfactory to both Parties.

13.8.                        Entire Agreement; Amendment.  This Agreement, together with the exhibits hereto, contains the entire understanding of the Parties with respect to the subject matter hereof.  All express or implied agreements and understandings, either oral or written, heretofore made are expressly superceded merged by this Agreement.  This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

13.9.                        Headings.  The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

13.10.                  Agreement Not to Solicit Employees.  During the Term and for a period of two (2) years following the expiration pursuant to Section 13.1 or termination pursuant to Sections 12.2., or 12.3. of this Agreement, EPIX and Schering agree not to seek to persuade or induce any employee of the other company to discontinue his or her employment with that company in order to become employed by or associated with any business, enterprise or effort that is associated with its own business.

13.11.                  Exports.  The Parties acknowledge that the export of technical data, materials or products is subject to the exporting Party receiving any necessary export licenses and that the Parties cannot be responsible for any delays attributable to export controls which are beyond the reasonable control of either Party.  EPIX and Schering agree not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any applicable export control laws or governmental regulations.  EPIX and Schering agree to obtain similar covenants from their licensees, Sublicensees and contractors with respect to the subject matter of this Section 13.11.

13.12.                  Waiver.  The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

13.13.                  Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

13.14.                  Independent Contractors; Negation of Partnership.  The relationship of EPIX and Schering established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to give either Party the power to direct or control the day-to-day activities of the other, or allow one Party to create or assume an obligation on behalf of the other Party for any purpose whatsoever.  This Agreement is not intended to create a partnership between EPIX and Schering for United States federal income tax purposes (as defined in Section 761 of the Internal Revenue Code), for any state or local jurisdiction in the United States, or for any country other than the United States.  Therefore, there is no requirement in the United States to file Form 1065, United States Partnership Return of Income, or any similar state or local income tax return in any political subdivision of the United States, or any similar tax document in any country other than the United States, in regard to the contractual relationship described in this Agreement.

13.15.                  Ambiguities.  The Parties acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in a favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

[Signature page shall follow]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

EPIX MEDICAL, INC.

By:
Michael D. Webb
Chief Executive Officer

SCHERING AKTIENGESELLSCHAFT

By:
Prof. Dr. Günter Stock
Member of the Vorstand

By:
Hans-Michael Rook
Head SBU DG & RP

Exhibit 1.12

EP-2104R

[*****]

Exhibit 1.14

EPIX Patent Rights

MET-8	US Application	[*****]
	PCT	[*****]

MET-9	US Application	[*****]
	PCT	[*****]

MET-14A	US Application	[*****]
MET-14B	US Application	[*****]
MET-14	PCT	[*****]

MET-16	US Publication	[*****]
	PCT	[*****]

Exhibit 1.42

Schering Patent Rights

File number	Country C	Publication number	Grant number	Expiry
02346A	NL	[*****]	[*****]	19/JUL/2002
02346A	NL	[*****]	[*****]	04/FEB/2003
02346A	NO		[*****]	23/JUL/2002
02346A	NO	[*****]	[*****]	05/FEB/2003
02346A	SE	[*****]	[*****]	07/SEP/2004
02346A	NL	[*****]	[*****]	19/JUL/2002
02346A	IT	[*****]	[*****]	31/DEC/2007
02346A	JP		[*****]	23/JUL/2002
02346A	LU	[*****]	[*****]	19/JUL/2002
02346A	GB	[*****]	[*****]	04/FEB/2003
02346A	GB	[*****]	[*****]	19/JUL/2002
02346A	GB	[*****]	[*****]	19/JUL/2002
02346A	FR	[*****]	[*****]	21/JUN/2005
02346A	FR	[*****]	[*****]	19/JUL/2002
02346A	FR	[*****]	[*****]	19/JUL/2002
02346A	IT	[*****]	[*****]	19/JUL/2002
02346A	LU	[*****]	[*****]	05/FEB/2003
02346A	LU	[*****]	[*****]	19/JUL/2002
02346A	DE	[*****]	[*****]	05/FEB/2003
02346A	DE		[*****]	24/JUL/2001
02346A	DE 0071564	[*****]	[*****]
02346A	DE	[*****]	[*****]	19/JUL/2002
02346A	CH	[*****]	[*****]	19/SEP/2003
02346A	CH	[*****]	[*****]	19/JUL/2002
02346A	CH	[*****]	[*****]	19/JUL/2002
02346A	IE		[*****]	03/FEB/2003
02346A	IE		[*****]	23/JUL/2002
02346A	AT	[*****]	[*****]	19/JUL/2002
02346A	AT	[*****]	[*****]	19/JUL/2002
02346A	CA		[*****]	16/AUG/2005
02346A	BE	[*****]	[*****]
02346A	BE	[*****]	[*****]	19/JUL/2002
02346A	BE	[*****]	[*****]	19/JUL/2002
02346A	AU		[*****]	22/JUL/2007
02346A	AU		[*****]	22/JUL/2002
02346A	AU	[*****]	[*****]	22/JUL/2002
02346A	AT	[*****]	[*****]	05/FEB/2003
02346A	CA	[*****]	[*****]	03/MAR/2004
02346A	JP		[*****]	23/JUL/2002
02346A	JP		[*****]	23/JUL/2002
02346A	IT	[*****]	[*****]	19/JUL/2002
02346A	ZA		[*****]	23/JUL/2002
02346A	SE	[*****]	[*****]	19/JUL/2002
02346A	SE	[*****]	[*****]	19/JUL/2002
02346A	NZ		[*****]	23/JUL/2002

File number	Country C	Publication number	Grant number	Expiry
02491A	US		[*****]	01/OCT/2013
02491A	US
02491A	US		[*****]	04/JUN/2008
02491A	US		[*****]	03/MAR/2004
02491A	US		[*****]	02/MAR/2004
02491A	US		[*****]	08/NOV/2011
02491A	US		[*****]	02/MAR/2004
02491A	SE	[*****]		19/JAN/2004
02491A	SG		[*****]	20/JAN/2004
02491A	JP		[*****]	18/JAN/2004
02491A	JP		[*****]
02491A	IT		[*****]	19/JAN/2004
02491A	IL		[*****]	18/JAN/2004
02491A	NZ		[*****]	18/JAN/2004
02491A	US
02491A	US
02491A	US		[*****]	02/MAR/2004
02491A	SG		[*****]	20/JAN/2004
02491A	GB		[*****]	20/JAN/2004
02491A	FR	[*****]	[*****]	19/JAN/2004
02491A	FR	[*****]	[*****]	19/JAN/2004
02491A	IL		[*****]	18/JAN/2004
02491A	NZ		[*****]	18/JAN/2004
02491A	NO		[*****]	20/JAN/2004
02491A	NL	[*****]	[*****]	10/JAN/2004
02491A	NL			10/JAN/2004
02491A	LU		[*****]	20/JAN/2004
02491A	BE		[*****]	19/JAN/2004
02491A	AU	[*****]	[*****]	18/JAN/2004
02491A	AU	[*****]	[*****]	18/JAN/2004
02491A	FI	[*****]	[*****]	19/JAN/2004
02491A	IE		[*****]	20/JAN/2004
02491A	IE		[*****]	20/JAN/2004
02491A	GR		[*****]	19/JAN/2004
02491A	GB	[*****]		20/JAN/2004
02491A	GB		[*****]	20/JAN/2004
02491A	AT		[*****]	15/SEP/2011
02491A	ES		[*****]	22/NOV/2004
02491A	DK		[*****]	20/JAN/2004
02491A	DK		[*****]	20/JAN/2004
02491A	CH		[*****]	20/JAN/2004
02491A	CA		[*****]	20/JUN/2006
02491A	SE	[*****]	[*****]	19/JAN/2004
02491A	PT		[*****]	09/APR/2004
02491A	US
02491A	US
02491A	US
02491A	US		[*****]	03/JUN/2008
02491A	ZA		[*****]	20/JAN/2004

File number	Country C	Publication number	Grant number	Expiry
02491A	SG			20/JAN/2004
02491A	SG			20/JAN/2004
02575A	DE		[*****]	11/JAN/2004
02575A	DE	[*****]	[*****]	11/JAN/2004
02969A	AT	[*****]	[*****]	24/JUL/2007
02969A	AU	[*****]	[*****]	27/JUL/2007
02969A	BE	[*****]	[*****]	24/JUL/2007
02969A	CA		[*****]	30/JAN/2018
02969A	CH	[*****]	[*****]	24/JUL/2007
02969A	DE	[*****]	[*****]	24/JUL/2007
02969A	DE		[*****]	28/JUL/2006
02969A	DK		[*****]	28/JUL/2007
02969A	ES	[*****]	[*****]	24/JUL/2007
02969A	FR	[*****]	[*****]	24/JUL/2007
02969A	GB	[*****]	[*****]	24/JUL/2007
02969A	GR	[*****]	[*****]	24/JUL/2007
02969A	IE		[*****]	28/JUL/2007
02969A	IT	[*****]	[*****]	24/JUL/2007
02969A	JP		[*****]	28/JUL/2007
02969A	LU	[*****]	[*****]	24/JUL/2007
02969A	NL	[*****]	[*****]	24/JUL/2007
02969A	NO		[*****]	27/JUL/2007
02969A	NZ		[*****]	28/JUL/2007
02969A	PT		[*****]	03/DEC/2007
02969A	SE	[*****]	[*****]	24/JUL/2007
02969A	US
02969A	US		[*****]	16/FEB/2016
02969A	US
02969A	US
02969A	US
02969A	US
02969A	ZA		[*****]	28/JUL/2007
03035A	AT	[*****]	[*****]	23/NOV/2007
03035A	AU	[*****]	[*****]	27/NOV/2007
03035A	AU
03035A	BE	[*****]	[*****]	23/NOV/2007
03035A	CA		[*****]	14/SEP/2010
03035A	CH	[*****]	[*****]	23/NOV/2007
03035A	DE	[*****]	[*****]	23/NOV/2007
03035A	DE		[*****]	28/NOV/2006
03035A	DK		[*****]	10/NOV/2007
03035A	ES	[*****]	[*****]	23/NOV/2007
03035A	FR	[*****]	[*****]	23/NOV/2007
03035A	GB	[*****]	[*****]	23/NOV/2007
03035A	GR	[*****]	[*****]	23/NOV/2007
03035A	IE		[*****]	27/NOV/2007
03035A	IL		[*****]	25/NOV/2007
03035A	IT	[*****]	[*****]	23/NOV/2007
03035A	JP		[*****]	27/NOV/2007

File number	Country C	Publication number	Grant number	Expiry
03035A	LU	[*****]	[*****]	23/NOV/2007
03035A	NL	[*****]	[*****]	23/NOV/2007
03035A	NO		[*****]	27/NOV/2007
03035A	NZ		[*****]	25/NOV/2007
03035A	PT		[*****]	06/MAR/2008
03035A	SE	[*****]	[*****]	23/NOV/2007
03035A	US		[*****]	24/MAR/2009
03035A	US
03035A	US		[*****]	02/MAR/2016
03035A	US			30/NOV/2007
03035A	US
03035A	ZA		[*****]	27/NOV/2007
03193A	DE	[*****]	[*****]	27/FEB/2009
03193A	JP		[*****]
03193A	US		[*****]	28/OCT/2014
03193A	US		[*****]	28/OCT/2014
03226A	DE	[*****]	[*****]	17/MAR/2009
03226A	US		[*****]	08/FEB/2011
03226A	US
50116A	DE	[*****]	[*****]	11/AUG/2009
50116A	US		[*****]	04/JAN/2011
50235A	AT	[*****]	[*****]	27/JUN/2010
50235A	AU	[*****]	[*****]	29/JUN/2010
50235A	BE	[*****]	[*****]	27/JUN/2010
50235A	BY		[*****]	19/NOV/2013
50235A	CA		[*****]	29/JUN/2010
50235A	CH	[*****]	[*****]	27/JUN/2010
50235A	CZ		[*****]	26/JUN/2010
50235A	DD		[*****]	29/JUN/2008
50235A	DE	[*****]	[*****]	27/JUN/2010
50235A	DK	[*****]	[*****]	27/JUN/2010
50235A	ES	[*****]	[*****]	27/JUN/2010
50235A	FI		[*****]	29/JUN/2010
50235A	FR	[*****]	[*****]	27/JUN/2010
50235A	GB	[*****]	[*****]	27/JUN/2010
50235A	GR	[*****]	[*****]	27/JUN/2010
50235A	HK	[*****]	[*****]	27/JUN/2010
50235A	HU		[*****]	29/JUN/2010
50235A	IE		[*****]	26/JUN/2010
50235A	IL		[*****]	21/JUN/2010
50235A	IT	[*****]	[*****]	27/JUN/2010
50235A	JP		[*****]	29/JUN/2010
50235A	KR		[*****]	27/JUN/2010
50235A	LU	[*****]	[*****]	27/JUN/2010
50235A	NL	[*****]	[*****]	27/JUN/2010
50235A	NO		[*****]	29/JUN/2010
50235A	NZ	[*****]	[*****]	28/JUN/2010
50235A	PT		[*****]	25/NOV/2011
50235A	RU		[*****]	29/JUN/2010

File number	Country C	Publication number	Grant number	Expiry
50235A	SE	[*****]	[*****]	27/JUN/2010
50235A	SK		[*****]	26/JUN/2010
50235A	TW		[*****]	08/NOV/2010
50235A	UA		[*****]	28/JUN/2010
50235A	US
50235A	US
50235A	US
50235A	US		[*****]	25/AUG/2015
50235A	US		[*****]	21/MAR/2017
50235A	US		[*****]	09/DEC/2014
50235A	US
50235A	ZA		[*****]	29/JUN/2010
50298A	AT	[*****]	[*****]	19/NOV/2010
50298A	AU		[*****]	21/NOV/2010
50298A	BE	[*****]	[*****]	19/NOV/2010
50298A	CA			21/NOV/2010
50298A	CH	[*****]	[*****]	19/NOV/2010
50298A	DE	[*****]	[*****]	19/NOV/2010
50298A	DK	[*****]	[*****]	19/NOV/2010
50298A	ES	[*****]	[*****]	19/NOV/2010
50298A	FI		[*****]	21/NOV/2010
50298A	FR	[*****]	[*****]	19/NOV/2010
50298A	GB	[*****]	[*****]	19/NOV/2010
50298A	GR	[*****]	[*****]	19/NOV/2010
50298A	IE		[*****]	21/NOV/2010
50298A	IL		[*****]	21/NOV/2010
50298A	IT	[*****]	[*****]	19/NOV/2010
50298A	JP		[*****]	21/NOV/2010
50298A	KR		[*****]	21/NOV/2010
50298A	LU	[*****]	[*****]	19/NOV/2010
50298A	NL	[*****]	[*****]	19/NOV/2010
50298A	NO		[*****]	21/NOV/2010
50298A	NZ	[*****]	[*****]	20/NOV/2010
50298A	PT		[*****]	22/SEP/2014
50298A	SE	[*****]	[*****]	19/NOV/2010
50298A	US		[*****]	22/JUL/2014
50298A	US		[*****]	21/NOV/2010
50298A	US		[*****]	21/NOV/2010
50298A	US		[*****]	21/NOV/2010
50298A	US		[*****]	21/NOV/2010
50298A	US		[*****]	21/NOV/2010
50298A	US			21/NOV/2010
50298A	US		[*****]	15/NOV/2011
50298A	ZA		[*****]	21/NOV/2010
50298A	US			21/NOV/2010
50340A	AT	[*****]	[*****]	18/MAR/2011
50340A	AU	[*****]	[*****]	19/MAR/2011
50340A	AU		[*****]	19/MAR/2016
50340A	BE	[*****]	[*****]	18/MAR/2011

File number	Country C	Publication number	Grant number	Expiry
50340A	BE	[*****]	[*****]	24/JAN/2015
50340A	CA		[*****]	18/MAR/2011
50340A	CH	[*****]	[*****]	18/MAR/2011
50340A	CH	[*****]	[*****]	26/FEB/2013
50340A	DE	[*****]	[*****]	18/MAR/2011
50340A	DE		[*****]	24/JAN/2015
50340A	DK	[*****]	[*****]	18/MAR/2011
50340A	DK			18/MAR/2016
50340A	ES	[*****]	[*****]	18/MAR/2011
50340A	FI		[*****]	19/MAR/2011
50340A	FI			19/MAR/2016
50340A	FR	[*****]	[*****]	18/MAR/2011
50340A	GB	[*****]	[*****]	18/MAR/2011
50340A	GR	[*****]	[*****]	18/MAR/2011
50340A	GR			18/MAR/2016
50340A	HK	[*****]	[*****]	18/MAR/2011
50340A	HU		[*****]	18/MAR/2011
50340A	IE		[*****]	19/MAR/2011
50340A	IL		[*****]	19/MAR/2011
50340A	IT	[*****]	[*****]	18/MAR/2011
50340A	IT	[*****]	[*****]	18/MAR/2016
50340A	JP		[*****]	18/MAR/2011
50340A	LU	[*****]	[*****]	18/MAR/2011
50340A	NL	[*****]	[*****]	18/MAR/2011
50340A	NO		[*****]	18/MAR/2011
50340A	NO			18/MAR/2016
50340A	NZ		[*****]	18/MAR/2011
50340A		[*****]	[*****]
50340A	PT			24/FEB/2017
50340A	SE	[*****]	[*****]	18/MAR/2011
50340A	SE		[*****]	18/MAR/2016
50340A	US		[*****]	09/NOV/2016
50340A	US		[*****]	19/MAR/2011
50340A	US	[*****]		19/MAR/2011
50340A	US
50340A	US
50340A	US
50351A	DE	[*****]	[*****]	05/APR/2011
50351A	FR	[*****]	[*****]	05/APR/2011
50351A	GB	[*****]	[*****]	05/APR/2011
50351A	IE		[*****]	08/APR/2011
50351A	IT	[*****]	[*****]	05/APR/2011
50351A	JP		[*****]	04/APR/2011
50351A	NO		[*****]	05/APR/2011
50351A	US		[*****]	12/JAN/2016
50351A	US		[*****]	08/APR/2011
50351A	US		[*****]	01/DEC/2015
50351A	US			08/APR/2011
50351A	US

File number	Country C	Publication number	Grant number	Expiry
50351A	US			08/APR/2011
50384A	IE		[*****]	08/NOV/2011
50384A	AT	[*****]	[*****]	07/NOV/2011
50384A	BE	[*****]	[*****]	07/NOV/2011
50384A	CH	[*****]	[*****]	07/NOV/2011
50384A	DE	[*****]	[*****]	07/NOV/2011
50384A	DK	[*****]	[*****]	07/NOV/2011
50384A	ES	[*****]	[*****]	07/NOV/2011
50384A	FR	[*****]	[*****]	07/NOV/2011
50384A	GB	[*****]	[*****]	07/NOV/2011
50384A	GR	[*****]	[*****]	07/NOV/2011
50384A	IT	[*****]	[*****]	07/NOV/2011
50384A	JP		[*****]
50384A	LU	[*****]	[*****]	07/NOV/2011
50384A	NL	[*****]	[*****]	07/NOV/2011
50384A	PT		[*****]	19/JAN/2014
50384A	SE	[*****]	[*****]	07/NOV/2011
50384A	US		[*****]	08/NOV/2011
50396B	CA			04/DEC/2012
50396B	CZ		[*****]	04/DEC/2012
50396B	DE	[*****]		06/DEC/2011
50396B	EP	[*****]	[*****]	03/DEC/2012
50396B	HU			04/DEC/2012
50396B	IL	[*****]	[*****]	06/DEC/2012
50396B	JP			07/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	NO		[*****]	04/DEC/2012
50396B	SK		[*****]	04/DEC/2012
50396B	US		[*****]	06/DEC/2012
50396B	US
50396B	AT		[*****]	03/DEC/2012
50396B	BE			03/DEC/2012
50396B	DK			03/DEC/2012
50396B	FR			03/DEC/2012
50396B	LU			03/DEC/2012
50396B	NL			03/DEC/2012
50396B	ES			03/DEC/2012
50396B	CH			03/DEC/2012
50396B	GR			03/DEC/2012
50396B	GB			03/DEC/2012
50396B	SE			03/DEC/2012
50396B	PT			03/DEC/2012
50396B	MC			03/DEC/2012
50396B	IT			03/DEC/2012
50396B	IE			03/DEC/2012
50396B	DE		[*****]	03/DEC/2012

File number	Country C	Publication number	Grant number	Expiry
50449A	AT	[*****]	[*****]	13/APR/2012
50449A	AU	[*****]	[*****]	11/MAY/2012
50449A	BE	[*****]	[*****]	13/APR/2012
50449A	CA		[*****]	13/MAY/2012
50449A	CH	[*****]	[*****]	13/APR/2012
50449A	DE	[*****]	[*****]	13/APR/2012
50449A	DK	[*****]	[*****]	13/APR/2012
50449A	ES	[*****]	[*****]	13/APR/2012
50449A	FR	[*****]	[*****]	13/APR/2012
50449A	GB	[*****]	[*****]	13/APR/2012
50449A	GR	[*****]	[*****]	13/APR/2012
50449A	IE		[*****]	19/MAY/2012
50449A	IL		[*****]	20/MAY/2012
50449A	IT	[*****]	[*****]	13/APR/2012
50449A	JP		[*****]	28/MAY/2012
50449A	LU	[*****]	[*****]	13/APR/2012
50449A	MC	[*****]	[*****]	13/APR/2012
50449A	NL	[*****]	[*****]	13/APR/2012
50449A	NO		[*****]	05/MAY/2012
50449A	NZ	[*****]	[*****]	08/MAY/2012
50449A	PT	[*****]	[*****]	13/APR/2012
50449A	SE	[*****]	[*****]	13/APR/2012
50449A	US		[*****]	27/JUN/2012
50449A	ZA		[*****]	07/MAY/2012
50479A	AT	[*****]	[*****]	28/MAY/2013
50479A	BE	[*****]	[*****]	28/MAY/2013
50479A	CA			28/MAY/2013
50479A	CH	[*****]	[*****]	28/MAY/2013
50479A	CZ		[*****]	28/MAY/2013
50479A	DE	[*****]	[*****]	28/MAY/2013
50479A	DE	[*****]	[*****]	04/JUN/2012
50479A	DK	[*****]	[*****]	28/MAY/2013
50479A	ES	[*****]	[*****]	28/MAY/2013
50479A	FR	[*****]	[*****]	28/MAY/2013
50479A	GB	[*****]	[*****]	28/MAY/2013
50479A	GR	[*****]	[*****]	28/MAY/2013
50479A	HU		[*****]	28/MAY/2013
50479A	IE	[*****]	[*****]	28/MAY/2013
50479A	IL		[*****]	25/MAY/2013
50479A	IT	[*****]	[*****]	28/MAY/2013
50479A	JP			28/MAY/2013
50479A	KR		[*****]	28/MAY/2013
50479A	LU	[*****]	[*****]	28/MAY/2013
50479A	MC	[*****]	[*****]	28/MAY/2013
50479A	NL	[*****]	[*****]	28/MAY/2013
50479A	NO		[*****]	28/MAY/2013
50479A	PT	[*****]	[*****]	28/MAY/2013
50479A	SE	[*****]	[*****]	28/MAY/2013
50479A	SK		[*****]	28/MAY/2013

File number	Country C	Publication number	Grant number	Expiry
50479A	US		[*****]	07/DEC/2012
50479A	US
50580A	CA			28/SEP/2013
50580A	DE			28/SEP/2012
50580A	EP			28/SEP/2013
50580A	JP			28/SEP/2013
50580A	NO		[*****]	28/SEP/2013
50580A	US		[*****]	15/DEC/2015
50580A	ZA		[*****]	28/SEP/2013
50658A	AT	[*****]	[*****]	08/JAN/2014
50658A	AU	[*****]	[*****]	08/JAN/2014
50658A	BE	[*****]	[*****]	08/JAN/2014
50658A	CA			08/JAN/2014
50658A	CH	[*****]	[*****]	08/JAN/2014
50658A	CN	[*****]	[*****]	24/JAN/2014
50658A	DE	[*****]	[*****]	08/JAN/2014
50658A	DK	[*****]	[*****]	08/JAN/2014
50658A	ES	[*****]	[*****]	08/JAN/2014
50658A	FR	[*****]	[*****]	08/JAN/2014
50658A	GB	[*****]	[*****]	08/JAN/2014
50658A	GR	[*****]	[*****]	08/JAN/2014
50658A	HU		[*****]	08/JAN/2014
50658A	ID	[*****]	[*****]	10/MAR/2014
50658A	IE	[*****]	[*****]	08/JAN/2014
50658A	IL		[*****]	16/JAN/2014
50658A	IT	[*****]	[*****]	08/JAN/2014
50658A	JP			08/JAN/2014
50658A	KR		[*****]	08/JAN/2014
50658A	LU	[*****]	[*****]	08/JAN/2014
50658A	MC	[*****]	[*****]	08/JAN/2014
50658A	MY		[*****]	31/JUL/2015
50658A	NL	[*****]	[*****]	08/JAN/2014
50658A	NO		[*****]	08/JAN/2014
50658A	NZ	[*****]	[*****]	08/JAN/2014
50658A	PT	[*****]	[*****]	08/JAN/2014
50658A	SE	[*****]	[*****]	08/JAN/2014
50658A	TH			24/JAN/2014
50658A	TW	[*****]	[*****]	11/MAR/2014
50658A	US		[*****]	05/AUG/2014
50658A	ZA		[*****]	25/JAN/2014
50659A	AU			10/NOV/2014
50659A	KR			10/NOV/2014
50659A	NO			10/NOV/2014
50659A	NZ			10/NOV/2014
50735A	AT	[*****]	[*****]	05/NOV/2013
50735A	BE	[*****]	[*****]	05/NOV/2013
50735A	CA			04/NOV/2013
50735A	CH	[*****]	[*****]	05/NOV/2013
50735A	CZ		[*****]	05/NOV/2013

File number	Country C	Publication number	Grant number	Expiry
50735A	DE	[*****]	[*****]	05/NOV/2013
50735A	DE	[*****]	[*****]	06/NOV/2012
50735A	DK	[*****]	[*****]	05/NOV/2013
50735A	ES	[*****]	[*****]	05/NOV/2013
50735A	FR	[*****]	[*****]	05/NOV/2013
50735A	GB	[*****]	[*****]	05/NOV/2013
50735A	GR	[*****]	[*****]	05/NOV/2013
50735A	HU		[*****]	05/NOV/2013
50735A	IE	[*****]	[*****]	05/NOV/2013
50735A	IL		[*****]	25/OCT/2013
50735A	IT	[*****]	[*****]	05/NOV/2013
50735A	JP			05/NOV/2013
50735A	LU	[*****]	[*****]	05/NOV/2013
50735A	MC	[*****]	[*****]	05/NOV/2013
50735A	NL	[*****]	[*****]	05/NOV/2013
50735A	NO		[*****]	05/NOV/2013
50735A	PT	[*****]	[*****]	05/NOV/2013
50735A	SE	[*****]	[*****]	05/NOV/2013
50735A	SK		[*****]	05/NOV/2013
50784A	DE	[*****]	[*****]	08/JAN/2014
50856A	DE	[*****]	[*****]	29/APR/2014
50856A	DE		[*****]	28/MAY/2013
50856A	JP
50856A	US		[*****]	05/MAY/2015
51041A	AU		[*****]	02/DEC/2014
51041A	DE	[*****]	[*****]	02/DEC/2014
51041A	FR	[*****]	[*****]	02/DEC/2014
51041A	GB	[*****]	[*****]	02/DEC/2014
51041A	IT	[*****]	[*****]	02/DEC/2014
51041A	JP
51041A	US		[*****]	02/JUN/2015
51081A	CA			28/JAN/2015
51081A	JP			28/JAN/2015
51081A	US
51108A	AT	[*****]	[*****]	04/JUL/2015
51108A	PT	[*****]	[*****]	04/JUL/2015
51108A	NL	[*****]	[*****]	04/JUL/2015
51108A	LU	[*****]	[*****]	04/JUL/2015
51108A	GR	[*****]	[*****]	04/JUL/2015
51108A	DK	[*****]	[*****]	04/JUL/2015
51108A	GB	[*****]	[*****]	04/JUL/2015
51108A	CH	[*****]	[*****]	04/JUL/2015
51108A	SE	[*****]	[*****]	04/JUL/2015
51108A	ES	[*****]	[*****]	04/JUL/2015
51108A	MC	[*****]	[*****]	04/JUL/2015
51108A	BE	[*****]	[*****]	04/JUL/2015
51108A	DE	[*****]	[*****]	04/JUL/2015
51108A	IE	[*****]	[*****]	04/JUL/2015
51108A	IT	[*****]	[*****]	04/JUL/2015

File number	Country C	Publication number	Grant number	Expiry
51108A	FR	[*****]	[*****]	04/JUL/2015
51108A	AU		[*****]	04/JUL/2015
51108A	DE			07/JUL/2014
51108A	EP	[*****]	[*****]	04/JUL/2015
51108A	JP
51108A	US			06/JUN/2015
51108A	US		[*****]	05/JUN/2015
51121A	US		[*****]	05/JUN/2015
51121A	US		[*****]	05/JUN/2015
51126A	US		[*****]	02/JUN/2015
51130A	CA			28/MAY/2018
51130A	DE	[*****]	[*****]	02/JUN/2017
51130A	EP		[*****]	28/MAY/2018
51130A	IN			28/MAY/2012
51130A	JP			28/MAY/2018
51130A	MX			28/MAY/2018
51130A	NO		[*****]	28/MAY/2018
51130A	TW	[*****]	[*****]	01/JUN/2018
51130A	US		[*****]	02/JUN/2018
51130A	WO	[*****]
51130A	ZA		[*****]	02/JUN/2018
51142A	DE	[*****]		09/JUL/2016
51142A	EP	[*****]	[*****]	25/JUN/2017
51142A	JP			25/JUN/2017
51142A	US		[*****]	25/JUN/2017
51142A	WO	[*****]
51142A	FR	[*****]	[*****]	25/JUN/2017
51142A	DE	[*****]	[*****]	25/JUN/2017
51142A	GB	[*****]	[*****]	25/JUN/2017
51142A	IT	[*****]	[*****]	25/JUN/2017
51152A	DE	[*****]		21/FEB/2015
51152A	US		[*****]	07/JUN/2015
51155A	AT	[*****]	[*****]	29/FEB/2016
51155A	AU	[*****]	[*****]	29/FEB/2016
51155A	BE	[*****]	[*****]	29/FEB/2016
51155A	BY			29/FEB/2016
51155A	CA			29/FEB/2016
51155A	CH	[*****]	[*****]	29/FEB/2016
51155A	CN	[*****]		29/FEB/2016
51155A	DE	[*****]	[*****]	29/FEB/2016
51155A	DE	[*****]	[*****]	01/MAR/2015
51155A	DK	[*****]	[*****]	29/FEB/2016
51155A	ES	[*****]	[*****]	29/FEB/2016
51155A	FI			29/FEB/2016
51155A	FR	[*****]	[*****]	29/FEB/2016
51155A	GB	[*****]	[*****]	29/FEB/2016
51155A	GR	[*****]	[*****]	29/FEB/2016
51155A	HK	[*****]		29/FEB/2016
51155A	HU		[*****]	29/FEB/2016

File number	Country C	Publication number	Grant number	Expiry
51155A	IE	[*****]	[*****]	29/FEB/2016
51155A	IL		[*****]	20/FEB/2016
51155A	IT	[*****]	[*****]	29/FEB/2016
51155A	JP			29/FEB/2016
51155A	KR	[*****]		29/FEB/2016
51155A	LU	[*****]	[*****]	29/FEB/2016
51155A	MC	[*****]	[*****]	29/FEB/2016
51155A	MX			29/FEB/2016
51155A	NL	[*****]	[*****]	29/FEB/2016
51155A	NO		[*****]	29/FEB/2016
51155A	NZ	[*****]	[*****]	29/FEB/2016
51155A	PT	[*****]	[*****]	29/FEB/2016
51155A	RU		[*****]	29/FEB/2016
51155A	SE	[*****]	[*****]	29/FEB/2016
51155A	UA		[*****]	29/FEB/2016
51155A	US			29/FEB/2016
51155A	VN		[*****]	01/MAR/2010
51155A	ZA		[*****]	01/MAR/2016
51156A	AT	[*****]	[*****]	29/JAN/2016
51156A	AU	[*****]	[*****]	29/JAN/2016
51156A	BE	[*****]	[*****]	29/JAN/2016
51156A	BY		[*****]	29/JAN/2016
51156A	CA			29/JAN/2016
51156A	CH	[*****]	[*****]	29/JAN/2016
51156A	CN			29/JAN/2016
51156A	DE	[*****]	[*****]	29/JAN/2016
51156A	DE	[*****]	[*****]	27/JAN/2015
51156A	DK	[*****]	[*****]	29/JAN/2016
51156A	ES	[*****]	[*****]	29/JAN/2016
51156A	FI			29/JAN/2016
51156A	FR	[*****]	[*****]	29/JAN/2016
51156A	GB	[*****]	[*****]	29/JAN/2016
51156A	GR	[*****]	[*****]	29/JAN/2016
51156A	HK		[*****]	29/JAN/2016
51156A	HU		[*****]	29/JAN/2016
51156A	IE	[*****]	[*****]	29/JAN/2016
51156A	IL		[*****]	26/JAN/2016
51156A	IT	[*****]	[*****]	29/JAN/2016
51156A	JP			29/JAN/2016
51156A	KR		[*****]	29/JAN/2016
51156A	LU	[*****]	[*****]	29/JAN/2016
51156A	MC	[*****]	[*****]	29/JAN/2016
51156A	MX		[*****]	29/JAN/2016
51156A	NL	[*****]	[*****]	29/JAN/2016
51156A	NO			29/JAN/2016
51156A	NZ	[*****]	[*****]	29/JAN/2016
51156A	PT	[*****]	[*****]	29/JAN/2016
51156A	RU		[*****]	29/JAN/2016
51156A	SE	[*****]	[*****]	29/JAN/2016

File number	Country C	Publication number	Grant number	Expiry
51156A	UA		[*****]	29/JAN/2016
51156A	US		[*****]	29/JAN/2016
51156A	US		[*****]	29/JAN/2016
51156A	VN		[*****]	29/JAN/2016
51156A	ZA		[*****]	26/JAN/2016
51164A	AU	[*****]	[*****]	10/JUL/2015
51164A	CA		[*****]	10/JUL/2015
51164A	CN		[*****]	10/JUL/2015
51164A	DE		[*****]	04/AUG/2014
51164A	EP		[*****]	10/JUL/2015
51164A	HU			10/JUL/2015
51164A	IL		[*****]	24/JUL/2015
51164A	IL		[*****]	24/JUL/2015
51164A	KR		[*****]	10/JUL/2015
51164A	NO			10/JUL/2015
51164A	US			10/JUL/2015
51164A	US			10/JUL/2015
51164A	US			10/JUL/2015
51164A	US		[*****]	10/JUL/2015
51164A	ZA		[*****]	19/JUL/2015
51201A	CN	[*****]		08/MAY/2015
51201A	CN	[*****]		08/MAY/2015
51201A	CN	[*****]	[*****]	08/MAY/2015
51201A	HK	[*****]		08/MAY/2015
51201A	HK	[*****]		08/MAY/2015
51229A	US			09/FEB/2016
51237A	US		[*****]	07/JUN/2015
51246A	CA			18/NOV/2016
51246A	JP			18/NOV/2016
51246A	NO			18/NOV/2016
51246A	US			18/NOV/2016
51246A	WO	[*****]
51263A	EP			26/APR/2016
51282A	AU	[*****]	[*****]	20/JUN/2016
51282A	AU	[*****]	[*****]	20/JUN/2016
51282A	BG		[*****]	20/JUN/2016
51282A	BR			20/JUN/2016
51282A	BY			20/JUN/2016
51282A	CA			20/JUN/2016
51282A	CN	[*****]		20/JUN/2016
51282A	CN	[*****]	[*****]	20/JUN/2016
51282A	CZ			20/JUN/2016
51282A	DE	[*****]		04/JUL/2015
51282A	EP	[*****]	[*****]	20/JUN/2016
51282A	HK	[*****]		20/JUN/2016
51282A	IL			20/JUN/2016
51282A	JP			20/JUN/2016
51282A	KR	[*****]		20/JUN/2016
51282A	MX			20/JUN/2016

File number	Country C	Publication number	Grant number	Expiry
51282A	NO			20/JUN/2016
51282A	NZ	[*****]	[*****]	20/JUN/2016
51282A	PK			04/FEB/2018
51282A	PL			20/JUN/2016
51282A	RU	[*****]	[*****]	20/JUN/2016
51282A	SK			20/JUN/2016
51282A	TW			26/SEP/2011
51282A	UA			20/JUN/2016
51282A	US		[*****]	03/JUL/2016
51282A	US			03/JUL/2016
51282A	US		[*****]	02/JUL/2016
51282A	US		[*****]	03/JUL/2016
51282A	US		[*****]	03/JUL/2016
51282A	US	[*****]		03/JUL/2016
51282A	US		[*****]	03/JUL/2016
51282A	VN
51282A	VN			04/JUL/2010
51282A	ZA		[*****]	04/JUL/2016
51282A	IL			20/JUN/2016
51282A	AT	[*****]	[*****]	20/JUN/2016
51282A	CH	[*****]	[*****]	20/JUN/2016
51282A	SE	[*****]	[*****]	20/JUN/2016
51282A	ES	[*****]	[*****]	20/JUN/2016
51282A	PT	[*****]	[*****]	20/JUN/2016
51282A	MC	[*****]	[*****]	20/JUN/2016
51282A	LU	[*****]	[*****]	20/JUN/2016
51282A	IT	[*****]	[*****]	20/JUN/2016
51282A	IE	[*****]	[*****]	20/JUN/2016
51282A	GR	[*****]	[*****]	20/JUN/2016
51282A	NL	[*****]	[*****]	20/JUN/2016
51282A	FR	[*****]	[*****]	20/JUN/2016
51282A	DK	[*****]	[*****]	20/JUN/2016
51282A	GB	[*****]	[*****]	20/JUN/2016
51282A	BE	[*****]	[*****]	20/JUN/2016
51282A	DE	[*****]	[*****]	20/JUN/2016
51282A	FI	[*****]	[*****]	20/JUN/2016
51285A	AT	[*****]	[*****]	26/FEB/2017
51285A	AU	[*****]	[*****]	26/FEB/2017
51285A	BE	[*****]	[*****]	26/FEB/2017
51285A	CA			26/FEB/2017
51285A	CH	[*****]	[*****]	26/FEB/2017
51285A	CN		[*****]	26/FEB/2017
51285A	CZ		[*****]	26/FEB/2017
51285A	DE	[*****]	[*****]	26/FEB/2017
51285A	DE		[*****]	26/FEB/2016
51285A	DK	[*****]	[*****]	26/FEB/2017
51285A	ES	[*****]	[*****]	26/FEB/2017
51285A	FI	[*****]	[*****]	26/FEB/2017
51285A	FR	[*****]	[*****]	26/FEB/2017

File number	Country C	Publication number	Grant number	Expiry
51285A	GB	[*****]	[*****]	26/FEB/2017
51285A	GR	[*****]	[*****]	26/FEB/2017
51285A	HK	[*****]	[*****]	26/FEB/2017
51285A	IE	[*****]	[*****]	26/FEB/2017
51285A	IL		[*****]	26/FEB/2017
51285A	IT	[*****]	[*****]	26/FEB/2017
51285A	JP			26/FEB/2017
51285A	KR			26/FEB/2017
51285A	LU	[*****]	[*****]	26/FEB/2017
51285A	MC	[*****]	[*****]	26/FEB/2017
51285A	NL	[*****]	[*****]	26/FEB/2017
51285A	NO		[*****]	26/FEB/2017
51285A	NZ	[*****]	[*****]	26/FEB/2017
51285A	PL			26/FEB/2017
51285A	PT	[*****]	[*****]	26/FEB/2017
51285A	SE	[*****]	[*****]	26/FEB/2017
51285A	SK		[*****]	26/FEB/2017
51285A	US		[*****]	25/FEB/2017
51285A	US			16/DEC/1997
51285A	WO	[*****]
51285A	ZA		[*****]	26/FEB/2017
51315A	AT	[*****]	[*****]	20/DEC/2016
51315A	BE	[*****]	[*****]	20/DEC/2016
51315A	CA			20/DEC/2016
51315A	CH	[*****]	[*****]	20/DEC/2016
51315A	DE	[*****]	[*****]	20/DEC/2016
51315A	DE	[*****]	[*****]	04/JAN/2016
51315A	DK	[*****]	[*****]	20/DEC/2016
51315A	ES	[*****]	[*****]	20/DEC/2016
51315A	FI	[*****]	[*****]	20/DEC/2016
51315A	FR	[*****]	[*****]	20/DEC/2016
51315A	GB	[*****]	[*****]	20/DEC/2016
51315A	GR	[*****]	[*****]	20/DEC/2016
51315A	IE	[*****]	[*****]	20/DEC/2016
51315A	IT	[*****]	[*****]	20/DEC/2016
51315A	JP			20/DEC/2016
51315A	LU	[*****]	[*****]	20/DEC/2016
51315A	MC	[*****]	[*****]	20/DEC/2016
51315A	NL	[*****]	[*****]	20/DEC/2016
51315A	NO			20/DEC/2016
51315A	PT	[*****]	[*****]	20/DEC/2016
51315A	SE	[*****]	[*****]	20/DEC/2016
51315A	US		[*****]	20/DEC/2016
51315A	WO	[*****]	[*****]	16/JAN/2017
51322A	BG		[*****]	16/JAN/2017
51322A	BR			16/JAN/2017
51322A	BY			16/JAN/2017
51322A	CA			16/JAN/2017
51322A	CN	[*****]		16/JAN/2017

File number	Country C	Publication number	Grant number	Expiry
51322A	CZ			16/JAN/2017
51322A	DE	[*****]		19/JAN/2016
51322A	EE	[*****]		16/JAN/2017
51322A	EP	[*****]	[*****]	16/JAN/2017
51322A	HK	[*****]		16/JAN/2017
51322A	HU			16/JAN/2017
51322A	IL		[*****]	16/JAN/2017
51322A	IS			16/JAN/2017
51322A	JP			16/JAN/2017
51322A	KR	[*****]		16/JAN/2017
51322A	MX		[*****]	16/JAN/2017
51322A	NO			16/JAN/2017
51322A	NZ	[*****]	[*****]	16/JAN/2017
51322A	PK			04/FEB/2018
51322A	PL			16/JAN/2017
51322A	RU	[*****]		16/JAN/2017
51322A	SK			16/JAN/2017
51322A	TW			18/JAN/2012
51322A	UA			16/JAN/2017
51322A	US		[*****]	17/JAN/2017
51322A	US			17/JAN/2017
51322A	US			17/JAN/2017
51322A	US			17/JAN/2017
51322A	US			28/FEB/1997
51322A	VN		[*****]	16/JAN/2017
51322A	WO	[*****]
51322A	ZA		[*****]	17/JAN/2017
51322A	LV	[*****]	[*****]	16/JAN/2017
51322A	LT	[*****]	[*****]	16/JAN/2017
51322A	RO	[*****]	[*****]	16/JAN/2017
51322A	AT	[*****]	[*****]	16/JAN/2017
51322A	FR	[*****]	[*****]	16/JAN/2017
51322A	IT	[*****]	[*****]	16/JAN/2017
51322A	GR	[*****]	[*****]	16/JAN/2017
51322A	DE	[*****]	[*****]	16/JAN/2017
51322A	BE	[*****]	[*****]	16/JAN/2017
51322A	NL	[*****]	[*****]	16/JAN/2017
51322A	PT	[*****]	[*****]	16/JAN/2017
51322A	LU	[*****]	[*****]	16/JAN/2017
51322A	IE	[*****]	[*****]	16/JAN/2017
51322A	FI	[*****]	[*****]	16/JAN/2017
51322A	DK	[*****]	[*****]	16/JAN/2017
51322A	GB	[*****]	[*****]	16/JAN/2017
51322A	CH	[*****]	[*****]	16/JAN/2017
51322A	SE	[*****]	[*****]	16/JAN/2017
51322A	ES	[*****]		16/JAN/2017
51358A	AU	[*****]	[*****]	29/NOV/2016
51358A	AU	[*****]	[*****]	29/NOV/2016
51358A	BG		[*****]	29/NOV/2016

File number	Country C	Publication number	Grant number	Expiry
51358A	BY			29/NOV/2016
51358A	CA			29/NOV/2016
51358A	CZ			29/NOV/2016
51358A	DE	[*****]		22/DEC/2015
51358A	EP	[*****]	[*****]	29/NOV/2016
51358A	IL			29/NOV/2016
51358A	IL			29/NOV/2016
51358A	JP			29/NOV/2016
51358A	KR	[*****]		29/NOV/2016
51358A	MX			29/NOV/2016
51358A	NO		[*****]	29/NOV/2016
51358A	NZ	[*****]	[*****]	29/NOV/2016
51358A	PL			29/NOV/2016
51358A	RU	[*****]	[*****]	29/NOV/2016
51358A	SK		[*****]	29/NOV/2016
51358A	TW	[*****]		20/DEC/2011
51358A	UA		[*****]	29/NOV/2016
51358A	US		[*****]	29/NOV/2016
51358A	US		[*****]	20/DEC/2016
51358A	US			05/JAN/1997
51358A	VN
51358A	VN
51358A	WO	[*****]
51358A	ZA		[*****]	20/DEC/2016
51358A	AT	[*****]	[*****]	29/NOV/2016
51358A	BE	[*****]	[*****]	29/NOV/2016
51358A	DE	[*****]	[*****]	29/NOV/2016
51358A	IE	[*****]	[*****]	29/NOV/2016
51358A	LI	[*****]	[*****]	29/NOV/2016
51358A	MC	[*****]	[*****]	29/NOV/2016
51358A	PT	[*****]	[*****]	29/NOV/2016
51358A	GB	[*****]	[*****]	29/NOV/2016
51358A	CH	[*****]	[*****]	29/NOV/2016
51358A	SE	[*****]	[*****]	29/NOV/2016
51358A	ES	[*****]	[*****]	29/NOV/2016
51358A	NL	[*****]	[*****]	29/NOV/2016
51358A	LU	[*****]	[*****]	29/NOV/2016
51358A	IT	[*****]	[*****]	29/NOV/2016
51358A	GR	[*****]	[*****]	29/NOV/2016
51358A	FR	[*****]	[*****]	29/NOV/2016
51358A	FI	[*****]	[*****]	29/NOV/2016
51358A	DK	[*****]	[*****]	29/NOV/2016
51378A	CA			17/AUG/2018
51378A	DE	[*****]		26/SEP/2017
51378A	EP	[*****]	[*****]	17/AUG/2018
51378A	JP			17/AUG/2018
51378A	NO			17/AUG/2018
51378A	US		[*****]	22/SEP/2018
51378A	US			06/OCT/1998

File number	Country C	Publication number	Grant number	Expiry
51378A	WO	[*****]
51378A	AT	[*****]	[*****]	17/AUG/2018
51378A	BE	[*****]	[*****]	17/AUG/2018
51378A	CY	[*****]	[*****]	17/AUG/2018
51378A	FI	[*****]	[*****]	17/AUG/2018
51378A	IE	[*****]	[*****]	17/AUG/2018
51378A	LU	[*****]	[*****]	17/AUG/2018
51378A	DE	[*****]	[*****]	17/AUG/2018
51378A	NL	[*****]	[*****]	17/AUG/2018
51378A	FR	[*****]	[*****]	17/AUG/2018
51378A	DK	[*****]	[*****]	17/AUG/2018
51378A	GB	[*****]	[*****]	17/AUG/2018
51378A	CH	[*****]	[*****]	17/AUG/2018
51378A	SE	[*****]	[*****]	17/AUG/2018
51378A	ES	[*****]	[*****]	17/AUG/2018
51378A	PT	[*****]	[*****]	17/AUG/2018
51378A	MC	[*****]	[*****]	17/AUG/2018
51378A	IT	[*****]	[*****]	17/AUG/2018
51378A	GR	[*****]	[*****]	17/AUG/2018
51412B	AU	[*****]	[*****]	19/JUN/2018
51412B	BA			19/JUN/2018
51412B	BG			19/JUN/2018
51412B	BR			19/JUN/2018
51412B	CA			19/JUN/2018
51412B	CN	[*****]		19/JUN/2018
51412B	CZ			19/JUN/2018
51412B	EP	[*****]	[*****]	19/JUN/2018
51412B	HK	[*****]		19/JUN/2018
51412B	HU			19/JUN/2018
51412B	IL			19/JUN/2018
51412B	JP			19/JUN/2018
51412B	KR	[*****]		19/JUN/2018
51412B	MK			19/JUN/2018
51412B	MX			19/JUN/2018
51412B	NO			19/JUN/2018
51412B	NZ	[*****]	[*****]	19/JUN/2018
51412B	NZ	[*****]	[*****]	19/JUN/2018
51412B	PL			19/JUN/2018
51412B	RO			19/JUN/2018
51412B	RU		[*****]	19/JUN/2018
51412B	SI		[*****]	19/JUN/2018
51412B	SK2		[*****]	19/JUN/2018
51412B	TR		[*****]	19/JUN/2018
51412B	UA			19/JUN/2018
51412B	US	[*****]		19/JUN/2018
51412B	WO	[*****]
51412B	YU			19/JUN/2018
51412B	ZA		[*****]	19/JUN/2018
51412B	DK	[*****]	[*****]	19/JUN/2018

File number	Country C	Publication number	Grant number	Expiry
51412B	GB	[*****]	[*****]	19/JUN/2018
51412B	CH	[*****]	[*****]	19/JUN/2018
51412B	NL	[*****]	[*****]	19/JUN/2018
51412B	FR	[*****]	[*****]	19/JUN/2018
51412B	IT	[*****]	[*****]	19/JUN/2018
51412B	DE	[*****]	[*****]	19/JUN/2018
51433A	AR			04/AUG/2017
51433A	AT	[*****]	[*****]	29/JUL/2017
51433A	AU	[*****]	[*****]	29/JUL/2017
51433A	BE	[*****]	[*****]	29/JUL/2017
51433A	CA			29/JUL/2017
51433A	CH	[*****]	[*****]	29/JUL/2017
51433A	CN			29/JUL/2017
51433A	DE	[*****]	[*****]	29/JUL/2017
51433A	DE		[*****]	29/JUL/2007
51433A	DK	[*****]	[*****]	29/JUL/2017
51433A	ES	[*****]	[*****]	29/JUL/2017
51433A	FI	[*****]	[*****]	29/JUL/2017
51433A	FR	[*****]	[*****]	29/JUL/2017
51433A	GB	[*****]	[*****]	29/JUL/2017
51433A	GR	[*****]	[*****]	29/JUL/2017
51433A	HK	[*****]		29/JUL/2017
51433A	HU			29/JUL/2017
51433A	IE	[*****]	[*****]	29/JUL/2017
51433A	IL		[*****]	29/JUL/2017
51433A	IT	[*****]	[*****]	29/JUL/2017
51433A	JP			29/JUL/2017
51433A	KR	[*****]		29/JUL/2017
51433A	LU	[*****]	[*****]	29/JUL/2017
51433A	MC	[*****]	[*****]	29/JUL/2017
51433A	MX			29/JUL/2017
51433A	NL	[*****]	[*****]	29/JUL/2017
51433A	NO			29/JUL/2017
51433A	NZ	[*****]	[*****]	29/JUL/2017
51433A	PT	[*****]	[*****]	29/JUL/2017
51433A	SE	[*****]	[*****]	29/JUL/2017
51433A	TH	[*****]		04/AUG/2017
51433A	TW			05/AUG/2012
51433A	US		[*****]	01/AUG/2017
51433A	WO	[*****]
51433A	ZA		[*****]	05/AUG/2017
51433A	US			01/AUG/2017
51437A	AU	[*****]	[*****]	26/NOV/2017
51437A	CA			26/NOV/2017
51437A	CN	[*****]	[*****]	26/NOV/2017
51437A	DE	[*****]		04/DEC/2016
51437A	EP	[*****]		26/NOV/2017
51437A	HK	[*****]		26/NOV/2017
51437A	IL			26/NOV/2017

File number	Country C	Publication number	Grant number	Expiry
51437A	JP			26/NOV/2017
51437A	KR	[*****]		26/NOV/2017
51437A	MX			26/NOV/2017
51437A	TW	[*****]	[*****]	25/NOV/2017
51437A	US		[*****]	02/DEC/2017
51437A	WO	[*****]
51437A	ZA		[*****]	04/DEC/2017
51457A	DE	[*****]		04/DEC/2016
51457A	EP	[*****]		26/NOV/2017
51457A	JP			26/NOV/2017
51457A	NO		[*****]	26/NOV/2017
51457A	TW	[*****]	[*****]	25/NOV/2017
51457A	US		[*****]	02/DEC/2017
51457A	WO	[*****]
51457A	ZA	[*****]		04/DEC/2017
51479A	US			08/JUL/1998
51502A	DE	[*****]		03/JUL/2017
51502A	EP	[*****]		28/MAY/2018
51502A	JP			28/MAY/2018
51502A	TW	[*****]		02/JUL/2013
51502A	US			29/JUN/2018
51502A	US	[*****]		29/JUN/2018
51502A	US			29/JUL/1998
51502A	WO	[*****]
51502A	ZA		[*****]	03/JUL/2018
51502A	IN			09/OCT/2022
51519A	KP		[*****]	02/SEP/2013
51521A	DE	[*****]	[*****]	10/MAR/2020
51521A	EP	[*****]		22/FEB/2021
51521A	US	[*****]		08/MAR/2021
51521A	US			26/SEP/2001
51521A	WO	[*****]
51521A	JP			22/FEB/2021
51521A	NO			22/FEB/2021
51538A	US			24/SEP/2018
51538A	CA			17/AUG/2018
51538A	DE		[*****]	26/SEP/2017
51538A	EP	[*****]		17/AUG/2018
51538A	JP			17/AUG/2018
51538A	NO			17/AUG/2018
51538A	US		[*****]	24/SEP/2018
51538A	US			06/OCT/1998
51538A	WO	[*****]
51545A	AU			15/MAR/2020
51545A	CA			15/MAR/2020
51545A	CN			15/MAR/2020
51545A	DE		[*****]	22/MAR/2019
51545A	EP	[*****]		15/MAR/2020
51545A	HU			15/MAR/2020

File number	Country C	Publication number	Grant number	Expiry
51545A	IL			15/MAR/2020
51545A	IN			15/MAR/2014
51545A	JP	[*****]		15/MAR/2020
51545A	KR	[*****]		15/MAR/2020
51545A	NO			15/MAR/2020
51545A	NZ			15/MAR/2020
51545A	US		[*****]	22/MAR/2020
51545A	US			09/APR/2000
51545A	WO	[*****]
51545A	ZA			15/MAR/2020
51545A	HK	[*****]		15/MAR/2020
51547A	DE	[*****]		17/DEC/2017
51547A	EP	[*****]	[*****]	09/DEC/2018
51547A	JP			09/DEC/2018
51547A	US	[*****]		17/DEC/2018
51547A	US			07/JAN/1999
51547A	WO
51549A	WO	[*****]
51562A	US			03/DEC/1999
51562A	WO	[*****]
51563A	US			03/DEC/1999
51563A	WO	[*****]
51564A	WO	[*****]
51590A	DE	[*****]		03/APR/2018
51613A	DE	[*****]		24/JUL/2018
51613A	EP	[*****]		15/JUL/2019
51613A	JP			15/JUL/2019
51613A	NO			15/JUL/2019
51613A	TW			02/JUL/2014
51613A	US	[*****]		23/JUL/2019
51613A	US			30/OCT/1999
51613A	WO	[*****]
51614A	DE		[*****]	22/SEP/2018
51614A	EP	[*****]	[*****]	20/AUG/2019
51614A	JP			20/AUG/2019
51614A	NO			20/AUG/2019
51614A	US		[*****]	21/SEP/2019
51614A	US			09/NOV/1999
51614A	WO	[*****]
51614A	AT	[*****]	[*****]	20/AUG/2019
51614A	FI	[*****]	[*****]	20/AUG/2019
51614A	NL	[*****]	[*****]	20/AUG/2019
51614A	LU	[*****]	[*****]	20/AUG/2019
51614A	DK	[*****]	[*****]	20/AUG/2019
51614A	GB	[*****]	[*****]	20/AUG/2019
51614A	CH	[*****]	[*****]	20/AUG/2019
51614A	SE	[*****]	[*****]	20/AUG/2019
51614A	ES	[*****]	[*****]	20/AUG/2019
51614A	PT	[*****]	[*****]	20/AUG/2019

File number	Country C	Publication number	Grant number	Expiry
51614A	MC	[*****]	[*****]	20/AUG/2019
51614A	IT	[*****]	[*****]	20/AUG/2019
51614A	IE	[*****]	[*****]	20/AUG/2019
51614A	GR	[*****]	[*****]	20/AUG/2019
51614A	DE	[*****]	[*****]	20/AUG/2019
51614A	FR	[*****]	[*****]	20/AUG/2019
51614A	CY	[*****]	[*****]	20/AUG/2019
51614A	BE	[*****]	[*****]	20/AUG/2019
51645A	AU			17/NOV/2019
51645A	CA			17/NOV/2019
51645A	CN	[*****]		A17/NOV/2019
51645A	CZ			17/NOV/2019
51645A	DE		[*****]	02/DEC/2018
51645A	EP	[*****]		17/NOV/2019
51645A	HK	[*****]		17/NOV/2019
51645A	IL			17/NOV/2019
51645A	JP			17/NOV/2019
51645A	KR	[*****]		17/NOV/2019
51645A	NO			17/NOV/2019
51645A	NZ			17/NOV/2019
51645A	SK			17/NOV/2019
51645A	US		[*****]	01/DEC/2019
51645A	US			15/JAN/2000
51645A	WO	[*****]
51645A	ZA		[*****]	17/NOV/2019
51658A	JP			17/SEP/2018
51669A	DE			29/SEP/2019
51669A	EP	[*****]		28/SEP/2020
51669A	US			29/SEP/2020
51669A	US			08/OCT/2000
51684A	WO	[*****]
51729A	DE	[*****]		29/SEP/2019
51729A	EP	[*****]		28/SEP/2020
51729A	US		[*****]	29/SEP/2020
51729A	US			08/OCT/2000
51729A	US			12/JUL/2022
51734A	PE			19/JUL/2022
51734A	AR			19/JUL/2022
51734A	CL
51734A	DE		[*****]	20/JUL/2021
51734A	TW			19/JUL/2022
51734A	US			19/JUL/2022
51734A	UY			17/JUL/2022
51734A	VE
51734A	WO	[*****]
51734B	AR			19/JUL/2022
51734B	CL
51734B	DE		[*****]	20/JUL/2021
51734B	TW			19/JUL/2022

File number	Country C	Publication number	Grant number	Expiry
51734B	US			19/JUL/2022
51734B	VE
51734B	WO	[*****]
51734B	UY			17/JUL/2022
51734B	PE			19/JUL/2022
51735A	US			08/OCT/2000
51752A	DE	[*****]		06/AUG/2019
51752A	EP	[*****]		25/JUL/2020
51752A	JP			25/JUL/2020
51752A	US			04/AUG/2020
51752A	US			16/AUG/2000
51752A	WO	[*****]
51760A	AR			10/AUG/2021
51760A	CL
51760A	DE	[*****]		11/AUG/2020
51760A	PH			10/AUG/2021
51760A	TH			10/AUG/2021
51760A	TW			17/AUG/2016
51760A	US			10/AUG/2021
51760A	US			26/SEP/2001
51760A	VE
51760A	WO	[*****]
51760A	AU			23/JUL/2021
51760A	BY			23/JUL/2021
51760A	CA			23/JUL/2021
51760A	HR
51760A	HU			23/JUL/2021
51760A	IL			23/JUL/2021
51760A	YU			23/JUL/2021
51760A	UA			23/JUL/2021
51760A	KR			23/JUL/2021
51760A	ZA			23/JUL/2021
51760A	SK			23/JUL/2021
51760A	PL			23/JUL/2021
51760A	NO			23/JUL/2021
51760A	NZ			23/JUL/2021
51760A	MX			23/JUL/2021
51760A	JP			23/JUL/2021
51760A	HK
51760A	EP	[*****]		23/JUL/2021
51760A	RU			23/JUL/2021
51760A	EE			23/JUL/2021
51760A	BR			23/JUL/2021
51760A	IN			23/JUL/2015
51760A	CZ			23/JUL/2021
51760A	CN			23/JUL/2021
51760A	CO			23/JUL/2021
51760A	BG			23/JUL/2021
51761A	AU			23/JUL/2021

File number	Country C	Publication number	Grant number	Expiry
51761A	BG			23/JUL/2021
51761A	CN			23/JUL/2021
51761A	BR			23/JUL/2021
51761A	BY			23/JUL/2021
51761A	HR
51761A	EE			23/JUL/2021
51761A	UA			23/JUL/2021
51761A	KR			23/JUL/2021
51761A	SK			23/JUL/2021
51761A	RU			23/JUL/2021
51761A	PL			23/JUL/2021
51761A	NZ			23/JUL/2021
51761A	MX			23/JUL/2021
51761A	JP			23/JUL/2021
51761A	HU			23/JUL/2021
51761A	YU			23/JUL/2021
51761A	ZA			23/JUL/2021
51761A	IN			23/JUL/2015
51761A	HK
51761A	NO			23/JUL/2021
51761A	IL			23/JUL/2021
51761A	CO			23/JUL/2021
51761A	EP	[*****]		23/JUL/2021
51761A	CZ			23/JUL/2021
51761A	CA			23/JUL/2021
51761A	AR			10/AUG/2021
51761A	CL
51761A	DE		[*****]	11/AUG/2020
51761A	PH			10/AUG/2021
51761A	TH			10/AUG/2021
51761A	TW			17/AUG/2016
51761A	US	[*****]		10/AUG/2021
51761A	US			26/SEP/2001
51761A	VE
51761A	WO	[*****]
51762A	AR			10/AUG/2021
51762A	CL
51762A	DE	[*****]		11/AUG/2020
51762A	TW			17/AUG/2016
51762A	US	[*****]		10/AUG/2021
51762A	US			26/SEP/2001
51762A	UY			07/AUG/2021
51762A	VE
51762A	WO	[*****]
51762A	AU			23/JUL/2021
51762A	BY			23/JUL/2021
51762A	BG			23/JUL/2021
51762A	CO			23/JUL/2021
51762A	CZ			23/JUL/2021

File number	Country C	Publication number	Grant number	Expiry
51762A	IN			23/JUL/2015
51762A	JP			23/JUL/2021
51762A	EP	[*****]		23/JUL/2021
51762A	YU			23/JUL/2021
51762A	PL			23/JUL/2021
51762A	NZ			23/JUL/2021
51762A	MX			23/JUL/2021
51762A	BR			23/JUL/2021
51762A	NO			23/JUL/2021
51762A	HK
51762A	RU			23/JUL/2021
51762A	EE			23/JUL/2021
51762A	CA			23/JUL/2021
51762A	IL			23/JUL/2021
51762A	HU			23/JUL/2021
51762A	HR
51762A	CN			23/JUL/2021
51766A	AE			06/SEP/2015
51766A	AT	[*****]	[*****]	09/SEP/2019
51766A	AU			06/SEP/2020
51766A	BE	[*****]	[*****]	09/SEP/2019
51766A	BG	[*****]		06/SEP/2020
51766A	BR	[*****]		06/SEP/2020
51766A	BY			06/SEP/2020
51766A	CA			06/SEP/2020
51766A	CH	[*****]	[*****]	09/SEP/2019
51766A	CN			06/SEP/2020
51766A	CY	[*****]	[*****]	09/SEP/2019
51766A	CZ			06/SEP/2020
51766A	DE	[*****]		09/SEP/2019
51766A	DE	[*****]	[*****]	09/SEP/2019
51766A	DE	[*****]	[*****]	09/SEP/2019
51766A	DK	[*****]	[*****]	09/SEP/2019
51766A	EE			06/SEP/2020
51766A	EP	[*****]		06/SEP/2020
51766A	ES	[*****]	[*****]	09/SEP/2019
51766A	FI	[*****]	[*****]	09/SEP/2019
51766A	FR	[*****]	[*****]	09/SEP/2019
51766A	GB	[*****]	[*****]	09/SEP/2019
51766A	GR	[*****]	[*****]	09/SEP/2019
51766A	HR
51766A	HU	[*****]		06/SEP/2020
51766A	ID	[*****]		06/SEP/2020
51766A	IE	[*****]	[*****]	09/SEP/2019
51766A	IL			06/SEP/2020
51766A	IN			06/SEP/2014
51766A	IT	[*****]	[*****]	09/SEP/2019
51766A	JP	[*****]		06/SEP/2020
51766A	KR	[*****]		06/SEP/2020

File number	Country C	Publication number	Grant number	Expiry
51766A	LU	[*****]	[*****]	09/SEP/2019
51766A	MC	[*****]	[*****]	09/SEP/2019
51766A	MX			06/SEP/2020
51766A	NL	[*****]	[*****]	09/SEP/2019
51766A	NO			06/SEP/2020
51766A	NZ			06/SEP/2020
51766A	PL			06/SEP/2020
51766A	PT	[*****]	[*****]	09/SEP/2019
51766A	RU			06/SEP/2020
51766A	SE	[*****]	[*****]	09/SEP/2019
51766A	SK			06/SEP/2020
51766A	TW			28/SEP/2015
51766A	UA			06/SEP/2020
51766A	US			15/SEP/2019
51766A	US			11/SEP/2020
51766A	US
51766A	WO	[*****]
51766A	YU			06/SEP/2020
51766A	ZA			06/SEP/2020
51766A	HK
51766A	US			11/SEP/2020
51768A	EP			16/JAN/2022
51768A	DE	[*****]	[*****]	26/JAN/2021
51768A	US			28/JAN/2022
51768A	US			13/FEB/2002
51768A	WO	[*****]
51769A	DE		[*****]	06/APR/2021
51769A	US			24/APR/2002
51772A	JP			18/MAR/2017
51780A	JP			15/OCT/2019
51800A	DE		[*****]	13/JAN/2020
51800A	US			27/JAN/2001
51800A	WO	[*****]
51832A	DE			20/DEC/2022
51834A	EP			05/DEC/2021
51834A	AR			14/DEC/2021
51834A	CL
51834A	DE	[*****]	[*****]	15/DEC/2020
51834A	JO			02/JUL/2022
51834A	PE			13/DEC/2021
51834A	SA
51834A	TH			14/DEC/2021
51834A	TW			07/NOV/2016
51834A	US			13/DEC/2021
51834A	US			28/DEC/2001
51834A	UY			05/DEC/2021
51834A	VE
51834A	WO	[*****]
51954A	DE	[*****]		15/SEP/2020

File number	Country C	Publication number	Grant number	Expiry
51954A	TW			14/SEP/2016
51954A	US			14/SEP/2021
51954A	US			27/SEP/2001
51954A	WO	[*****]
51954A	EP			05/SEP/2021
51954A	JP			05/SEP/2021
51954A	NO			05/SEP/2021
52024A	DE			28/MAR/2022
52024A	US
52024A	WO			15/NOV/2022
52024A	US
52162A	DE	[*****]		18/JUN/2021
52163A	DE	[*****]	[*****]	19/JUN/2021
52163A	US			19/JUN/2022
52163A	WO	[*****]
52164A	DE	[*****]		11/JUL/2021
52164A	US			11/JUL/2022
52164A	US			18/JUL/2002
52164A	WO
52165A	AR			10/JUL/2022
52165A	CL
52165A	DE			10/JUL/2021
52165A	PE			10/JUL/2022
52165A	TW			09/JUL/2022
52165A	US			07/OCT/2022
52165A	US			19/JUL/2002
52165A	VE
52165A	WO	[*****]
52165A	UY			28/JUN/2022
52207A	US			22/OCT/2002
52231A	DE			03/APR/2023
52231A	US
52307A	US			16/JUL/2003
52307A	DE			10/JUL/2022
52308A	DE			13/DEC/2022
52308A	US			12/FEB/2004
52309A	DE			19/FEB/2023
52309A	US			06/MAR/2004
52335A	DE			03/APR/2023
52335A	US			11/APR/2004
53061A	DE			04/FEB/2023
53061A	US			12/FEB/2004
53063A	DE			03/APR/2023
53063A	US
53072A	DE			04/FEB/2023
53072A	US			12/FEB/2004

Exhibit 2.1

Proof of Concept Study – Deliverables

Scope

•                  Schering AG wants to have delivered data of a [*****] to [*****] of EP-2104R

•                  This means:

•                  Data on [*****] of EP-2104R in [*****]

•                  Data on imaging [*****] for [*****] of [*****] and [*****] as well as [*****] in [*****]

Imaging topics to be addressed include

•                  Demonstration of [*****] of [*****] and [*****]

•                  Delineation of [*****] and [*****]

•                  Delineation of [*****] (if available from study data)

•                  Detection [*****] (evaluation of [*****], [*****])

•                  [*****]

Study Details

•                  [*****] in [*****] at [*****] up to [*****]; [*****] x ([*****]) = [*****]

•                  MRI of [*****] or [*****] in [*****] at [*****] [*****], and at [*****] at [*****])

•                  Starting [*****] MRI: start [*****] on [*****] and [*****], if [*****] considered [*****]

•                  Investigate [*****] in [*****] [*****]

1.               [*****] patients

• [*****] with [*****] or [*****]
• in case of [*****] in the [*****], [*****] to [*****]

2.             [*****] patients
• [*****] or [*****] of patients should be [*****]

[*****] patients
• [*****] or [*****] [*****] or [*****])
•- MR [*****]

•                  Evaluation of [*****] and [*****], i.e.

•                  Depiction of [*****] including assessment of [*****]investigate [*****] of [*****]

•                  Investigate [*****]

•                  Measurement of [*****]

Exhibit 3.1

Epix Budget Plan EP-2104R

	02	03	04	2003	01	02	03	04	2004	01	02	03	04	2005	Total
Task
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]							[*****]	[*****]